UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant
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        Filed by a party other than the Registrant
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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 240.14a-12
Graphic Packaging Holding Company
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Graphic Packaging
HOLDING COMPANY

2026

Proxy Statement

Wissota
RAISIN BRAN
ORGANIC
Pompeii
Whole Wheat Spaghetti
Lasagne
HEAT AND EAT

April 28, 2026

Dear Graphic Packaging Holding Company Stockholders:

It is my pleasure to invite you to Graphic Packaging Holding Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”), to be held virtually on Thursday, June 11, 2026 at 11:00 a.m. local time. Our Board of Directors believes that holding a virtual stockholder meeting facilitates attendance and offers significant time and cost savings to us and our stockholders and therefore has chosen this over an in-person meeting. To vote or submit questions during the Annual Meeting by live webcast, please visit www.virtualshareholdermeeting.com/GPK2026.

The formal Notice of Annual Meeting and Proxy Statement are enclosed with this letter. The Proxy Statement describes the matters to be acted upon at the Annual Meeting. It also describes how our Board of Directors operates and provides compensation and other information about the management and Board of Directors of Graphic Packaging Holding Company.

Whether or not you plan to join the Annual Meeting, your vote is important, and I hope you will vote as soon as possible. You may vote over the internet, by telephone or by mailing a proxy or voting instruction card. Voting over the internet, by telephone or by written proxy will ensure your representation at the Annual Meeting, regardless of whether you attend the virtual meeting. If you hold your shares in your own name and choose to attend the Annual Meeting, you may revoke your proxy and personally cast your votes at the Annual Meeting. If you are the beneficial owner of shares held in “street name” by a bank, brokerage firm or other nominee, please follow instructions from such record holder to vote your shares.

Sincerely yours,

Robbert E. Rietbroek

President and

Chief Executive Officer

Notice of 2026 Annual

Meeting of Stockholders

   Annual Meeting of Stockholders

Date and Time Thursday, June 11, 2026 11:00 a.m. local time	Access: www.virtualshareholdermeeting.com/GPK2026	Record Date April 14, 2026

Voting Matters

At the Annual Meeting of Stockholders, we will vote on the following proposals:

Proposal 1 Election of Directors

Proposal 2 Ratification of the Appointment of our Independent Registered Public Accounting Firm

Proposal 3 Advisory Vote on Executive Compensation (Say-on-Pay)

Proposal 4 Amendment to Certificate of Incorporation to Declassify our Board

Proposal 5 Amendment to Certificate of Incorporation to Enable One or More Stockholders as a Group Holding 25% of the Company’s Common Stock to Call a Special Meeting of Stockholders

Proposal 6 Stockholder Proposal – Give Shareholders the Ability to Call for a Special Shareholder Meeting

How to vote:
In Person	Internet

If your shares are registered directly in your name, you are considered a stockholder of record and you may attend and participate in the 2026 Annual Meeting online, vote your shares electronically, and submit your questions during the 2026 Annual Meeting by visiting www.virtualshareholdermeeting.

com /GPK2026. You will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials (the “Notice”) or proxy card to access the 2026 Annual Meeting platform. Smart phone users can point your camera to the QR code provided in your Notice and vote without entering a control number. If you do not have the control number you may attend as a guest (non-stockholder) but will not have the option to vote or ask questions during the virtual Annual Meeting. If you are the beneficial owner of shares held by a bank, brokerage firm or other nominee, you must obtain a legal proxy from the holder of record of your shares and present it at the Annual meeting.

To vote via the Internet prior to the Annual Meeting, stockholders of record should follow the “Vote by Internet” instructions on their proxy card. Stockholders who are the beneficial owner of shares held in “street name” by a bank, brokerage firm or other nominee, should vote by accessing the website specified on the voting instruction card provided by such record holder.

Telephone	Mail

Stockholders of record should follow the “Vote by Phone” instructions on their proxy card. Stockholders who are the beneficial owner of shares held in “street name” by a bank, brokerage firm or other nominee should vote by calling the number specified on the voting instruction card provided by such record holder.

Stockholders of record should complete, sign, date and mail the proxy card in the envelope provided. Stockholders who are the beneficial owner of shares held in “street name” by a bank, brokerage firm or other nominee will receive voting instructions from such record holder.

YOUR VOTE IS VERY IMPORTANT.

EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS, PLEASE

AUTHORIZE YOUR PROXY OR DIRECT YOUR VOTE BY MAIL, INTERNET OR TELEPHONE AS

DESCRIBED ABOVE.

Index of Frequently Requested Information

Board and Committee Membership	4

CEO Pay Ratio	40

Clawback Provisions	36

Compensation Discussion and Analysis	22

Insider Trading/Hedging and Pledging Policy	37

Pay Versus Performance Table	46

Peer Group and Market Data	24

Stock Ownership Guidelines for Directors and Officers	37

Summary Compensation Table	38

2026 Proxy Statement	Page i

Helpful Resources Where You Can Find More Information Annual Meeting Information

Proxy Statement:

https://investors.graphicpkg.com/sec-filings/all-sec-filings?page=5

Annual Report:

https://investors.graphicpkg.com/sec-filings/all-sec-filings?page=6

Voting Your Proxy via the Internet Before the Annual Meeting:

www.proxyvote.com

Board of Directors

https://investors.graphicpkg.com/corporate-governance/board-of-directors Communications with the Board of Directors

The process for communicating with one or more members of the Board of Directors is to send such communications to the address below indicating which members of the Board of Directors should receive such communication. The Chairman of the Board of Directors will then relay such communication as requested.

Graphic Packaging Holding Company

1500 Riveredge Parkway

Atlanta, Georgia 30328

Attn: Chairman of the Board

Governance Documents

https://investors.graphicpkg.com/corporate-governance/governance-documents • Corporate Governance Guidelines • Committee Charters • Selected Corporate Policies and Disclosures
Code of Conduct
https://privacyportal.onetrust..com/policies/fc0a764a-1a37-4a04-a70c-ec6bd6aaed57?context= eyJkc1BvcnRhbElkIjoiYTMwOTBk YzYtNjg5OS00ZGRjLTkyZjEtNmVmZDQ0OGQ4MjU4In0%3D
Investor Relations
https://investors.graphicpkg.com Sustainability
https://www.graphicpkg.com/sustainability/

Page ii	2026 Proxy Statement

Definition of Certain Terms or Abbreviations

2022 ADJUSTED EBITDA

2022 ADJUSTED EBITDA, as defined in the 2022 grant agreements for Performance Restricted Stock Units, is consolidated net income of Graphic Packaging Holding Company before equity income of unconsolidated subsidiaries, interest expense, income tax expense, net income attributable to non-controlling interest and depreciation and amortization, adjusted for: expenses related to merger, acquisition and disposition activities; refinancing or early retirement of debt; acquisition integration costs; and asset or goodwill write-downs (excluding inventory, receivables and write downs in the normal course of business); as well as other EBIDTA adjustments for asset retirement and disposal costs; restructuring or reorganization activities (including businesses held for sale), costs related to significant non-routine capital activities and other unusual items. All adjustments are approved by the Compensation and Management Development Committee.

2022 ROIC

2022 ROIC or Return on Invested Capital, as defined in the 2022 grant agreements for Performance Restricted Stock Units, is consolidated net income of Graphic Packaging Holding Company before equity income of unconsolidated subsidiaries, interest expense and income tax expense, adjusted for: expenses related to merger, acquisition and disposition activities, refinancing or early retirement of debt; acquisition integration costs; asset or goodwill write-downs (excluding inventory, receivables and write downs in the normal course of business); gain/loss from asset sales as well as other EBIT adjustments for costs related to significant non-routine capital activities and other unusual items (Adjusted EBIT”) divided by Adjusted Net Debt plus adjusted Stockholder Equity, all as further adjusted for restructuring or reorganization activities. All adjustments are approved by the Compensation and Management Development Committee.

2025 ADJUSTED EBITDA

As used as a performance metric for 2025 Management Incentive Plan Awards is consolidated net income of Graphic Packaging Holding Company before equity income of unconsolidated subsidiaries, interest expense, income tax expense, and depreciation and amortization, as adjusted for: expenses related to merger, acquisition and disposition activities; refinancing or early retirement of debt; acquisition integration costs; and asset or goodwill write- downs (excluding inventory, receivables and write downs in the normal course of business); as well as other EBITDA adjustments for restructuring or reorganization activities (including businesses held for sale), costs related to significant non-routine capital activities and other unusual one-time items. If an acquisition or a divestiture occurs that was not previously included in setting the MIP performance measures, the performance measures will be changed to reflect the expected impact on Adjusted EBITDA including synergies. Actual Adjusted EBITDA will be calculated on a constant currency basis consistent with the performance measure. All adjustments are subject to approval by the Compensation and Management Development Committee.

2025 CASH FLOW BEFORE DEBT REDUCTION	As used as a performance metric for 2025 Management Incentive Plan Awards is the year-over-year change in Graphic Packaging Holding Company net debt, as adjusted for merger, acquisition, disposition, share repurchase, asset sales, dividend and capital market activities, as well as other Cash Flow before Debt Reduction adjustments for restructuring or reorganization activities (including businesses held for sale) and other one-time unusual items. If an acquisition or divestiture occurs that was not previously included in setting the MIP performance measures, the Cash Flow Before Debt Reduction performance measure will be changed to reflect the expected impact on Cash Flow Before Debt Reduction including synergies. Actual Cash Flow before Debt Reduction will be calculated on a constant currency basis consistent with the performance measure. All adjustments are subject to approval by the Compensation and Management Development Committee.

BOARD or BOARD OF DIRECTORS	The Board of Directors of Graphic Packaging Holding Company

CEO	Chief Executive Officer

CFO	Chief Financial Officer

GPHC	Graphic Packaging Holding Company, a Delaware corporation

CRB	Coated Recycled Board

FYE	Fiscal Year End

GAAP	Generally Accepted Accounting Principles in the United States

LTIR	Lost Time Injury Rate

LTIP	Long-Term Incentive Program

MIP	Management Incentive Plan

NEO	Named Executive Officer

NET DEBT	Total Debt (Short-Term Debt, Long-Term Debt and Current Portion of Long-Term Debt) less Cash and Cash Equivalents

NET ORGANIC SALES

The Company’s net sales less open market paperboard sales (Paperboard Mills Segment) less impact of purchased sales from acquisitions less impact of pricing from converting sales, including price recovery from acquisitions less impact of foreign exchange

NYSE	New York Stock Exchange

ORGANIC REVENUE GROWTH	The percentage growth of organic revenue as defined by Net Sales – Open Market Sales – Sales from acquisitions closed with the last 12 months – FX impact

PEO	Principal Executive Officer

PFO	Principal Financial Officer

RECORD DATE	April 14, 2026

RSU	Restricted Stock Unit

SEC	Securities and Exchange Commission

2026 Proxy Statement	Page iii

Proxy Summary

This summary provides an overview of key information in this Proxy Statement. We encourage you to read the entire Proxy Statement before voting.

ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	Thursday, June 11, 2026, 11:00 a.m. local time

Access:	www.virtualshareholdermeeting.com/GPK2026

Record Date:	April 14, 2026

VOTING MATTERS

		Board Recommendation	Page

Proposal No. 1:	Election of Directors	Vote FOR each nominee	11

Proposal No. 2:	Ratification of the Appointment of our Independent, Registered Public Accounting Firm	Vote FOR ratification	21

Proposal No. 3:	Advisory Vote on Executive Compensation (Say-on-Pay)	Vote FOR approval	49

Proposal No. 4:	Amendment to our Certificate of Incorporation to Declassify our Board	Vote FOR approval	49

Proposal No. 5:	Amendment to our Certificate of Incorporation to Enable One or More Stockholders as a Group Holding 25% of the Company’s Common Stock to Call a Special Meeting of Stockholders	Vote FOR approval	51

Proposal No. 6:	Stockholder Proposal – Give Shareholders the Ability to Call for a Special Shareholder Meeting	Vote AGAINST proposal	53

CORPORATE GOVERNANCE HIGHLIGHTS

➤	Currently separate Chairman of the Board and CEO structure

➤	No Director may serve on more than three other Boards of Directors, and the CEO may serve on no more than one other public company Board of Directors

➤	Director nominees who receive a majority of withhold votes are required to resign, subject to acceptance of such resignation by the Board

➤	Board mandatory retirement age of 72

➤	Directors and senior officers are subject to stock ownership guidelines

➤	Annual stockholder vote on Say-on-Pay

➤	No stockholder rights plan or “poison pill”

➤	Oversight of cybersecurity risks, mitigation efforts and incident disclosures delegated to the Audit Committee

➤	Oversight of sustainability matters and reporting expressly delegated to the Nominating and Corporate Governance Committee

➤	Oversight of Company culture initiatives expressly delegated to the Compensation and Management Development Committee

2025 BUSINESS HIGHLIGHTS

➤	Waco paperboard manufacturing facility substantially complete

➤	Achieved Innovation Sales Growth of $213 million or 2.5% of Net Sales

➤	Returned $281 million of capital to stockholders through dividends and share repurchases

Page iv	2026 Proxy Statement

Proxy Statement

for the

Annual Meeting of Stockholders

on

June 11, 2026

General Information

ANNUAL MEETING AND VOTING INFORMATION

This Proxy Statement is being furnished in connection with the solicitation by the Board of Graphic Packaging Holding Company of proxies to be voted at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”). This Proxy Statement and the enclosed proxy card or notice of availability on the Internet will first be sent on or before April 28, 2026 to the Company’s stockholders of record as of the close of business on the Record Date. References in this Proxy Statement to the “Company,” “Graphic Packaging,” “GPHC,” “we,” “us,” and “our” or similar terms are to Graphic Packaging Holding Company.

Outstanding Shares

As of the close of business on the Record Date, there were 295,884,287 shares of the Company’s common stock outstanding and entitled to vote. Stockholders are entitled to one vote for each share held on all matters to come before the Annual Meeting.

Who May Vote

Only stockholders who held shares of the Company’s common stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

How Proxies Work

The Board of Directors is asking for your proxy. By giving the Board your proxy, your shares will be voted at the Annual Meeting in the manner you direct. If you return a signed proxy but do not specify how you wish to vote your shares, your shares will be voted “FOR” the election of each of the Director nominees, “FOR” the approval of the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, “FOR” the proposal to approve the compensation paid to the Company’s named executive officers, “FOR” an amendment to the Company’s Certificate of Incorporation to declassify our Board, “FOR” an amendment to the Company’s Certificate of Incorporation to enable one or more stockholders as a group holding 25% of the Company’s Common Stock to call a special meeting of stockholders, and “AGAINST” the stockholder proposal. The proxyholders will vote shares according to their discretion on any other matter properly brought before the Annual Meeting.

If you are the beneficial owner of shares held in “street name” by a bank, brokerage firm or other nominee, such record holder of your shares, is required to vote your shares according to your instructions. To vote your shares, you will need to follow the directions your bank, brokerage firm or other nominee provides to you. Under the rules of the NYSE, if you do not give instructions to your bank, brokerage firm or other nominee, it will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to certain “non-discretionary” items. In the case of non-discretionary items, the shares will be treated as “broker non-votes.” Banks, brokerage firms and other nominees are allowed to exercise discretionary voting authority for beneficial owners who have not provided voting instructions only with respect to Proposal 2 set forth in this Proxy Statement and not with respect to any other proposal to be voted on at the Annual Meeting.

If for any reason any nominee for election as Director is unable or declines to serve as a Director, discretionary authority may be exercised by the proxyholders to vote for a substitute proposed by the Board.

2026 Proxy Statement	Page 1

General Information

How to Vote Your 401(k) Plan Shares

If you participate in the Company’s 401(k) Savings Plan or the Company’s Hourly 401(k) Savings Plan (the “401(k) Plans”), you may give voting instructions as to the number of share equivalents held in your account as of the Record Date to the trustee of the 401(k) Plans. You provide voting instructions to the trustee, Fidelity Management Trust Company, by completing and returning the proxy card accompanying this Proxy Statement. The trustee will vote your shares in accordance with your duly executed instructions if received by 11:59 p.m. Eastern Time on June 8, 2026. If you do not send instructions, the trustee will not vote the number of share equivalents credited to your account.

You may also revoke voting instructions previously given to the trustee by filing either a written notice of revocation or a properly completed and signed proxy card bearing a later date with the trustee no later than 11:59 p.m. Eastern Time on June 8, 2026. Your voting instructions will be kept confidential by the trustee.

Quorum

In order to carry out the business of the Annual Meeting, there must be a quorum. This means that at least a majority of the voting power of the outstanding shares entitled to vote must be present at the Annual Meeting, either by proxy or in person. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes present at the Annual Meeting for purposes of calculating whether a quorum is present.

Votes Needed

Under our By-Laws, directors are elected by a plurality of the votes cast, which means that the Director nominees receiving the largest number of votes cast are elected, up to the maximum number of Directors fixed by the Board to be elected at the Annual Meeting. As a result, any shares not voted, whether by abstention, broker non-vote or otherwise, have no effect on the election of Directors, except to the extent that the failure to vote for a particular nominee may result in another nominee receiving a larger number of votes.

However, under the Company’s Corporate Governance Guidelines, a nominee for director who receives a greater number of votes “withheld” than “for” is expected to tender his or her resignation to the Board promptly following certification of the election results. The Nominating and Corporate Governance Committee will consider any resignation tendered under this policy and recommend to the Board whether to accept or reject it. The Board will act on such resignation within 90 days following the certification of election results. A Director who tenders his or her resignation will not participate in the Nominating and Corporate Governance Committee’s recommendation or in the Board’s decision regarding whether to accept such resignation.

Approval of each of Proposal 2, 3 and 6 requires the affirmative vote of the holders of a majority in voting power of the shares of stock of the Company that are present in person or by proxy and entitled to vote on such matter at the Annual Meeting. Approval of each of Proposal 4 and 5 requires the affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of the Company entitled to vote thereon. An abstention with respect to these matters will have the effect of a vote against such proposal. A bank, broker or other nominee may generally vote in their discretion on routine matters, and therefore no broker non-votes are expected on Proposal 2. Broker non-votes will have no effect on either of Proposal 3 or 6 and will have the effect of a vote “against” each of Proposal 4 and 5.

Changing Your Vote

Shares of the Company’s common stock represented by proxy will be voted as directed unless the proxy is revoked. Any proxy may be revoked before it is exercised by sending an instrument revoking the proxy or a proxy bearing a later date to the Company’s Corporate Secretary. Any notice of revocation should be sent to: Graphic Packaging Holding Company, 1500 Riveredge Parkway, Atlanta, Georgia 30328, Attention: Corporate Secretary. Any proxy submitted over the Internet or by telephone may also be revoked by submitting a new proxy over the Internet or by telephone. A proxy is also revoked if the person who executed the proxy is present at the Annual Meeting and elects to vote electronically at such virtual meeting. If you hold your shares through an account with a bank, brokerage firm or other nominee, please follow instructions from such firm to change or revoke your proxy.

Page 2	2026 Proxy Statement

General Information

Attending the Annual Meeting

Only stockholders and guests of the Company may attend the Annual Meeting, which will be held virtually. Stockholders of record can attend and participate in the Annual Meeting online, vote their shares electronically and submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/GPK2026. You will need the 16-digit control number on your Notice of Internet Availability of Proxy Materials or proxy card to access the Annual Meeting platform. Smart phone users can point their camera to the QR code provided in the Notice of Internet Availability of Proxy Materials and vote without entering a control number. If you do not have the control number, you may attend as a guest (non-stockholder) but will not have the ability to vote or ask questions during the Annual Meeting. If you are the beneficial owner of shares held in “street name” by a bank, brokerage firm or other nominee, and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the holder of record of your shares and present it at the Annual Meeting.

Internet Availability of this Proxy Statement and Form 10-K

The Company’s Proxy Statement, 2025 Annual Report to Stockholders and 2025 Annual Report on Form 10-K are available on the Company’s website at https://investors.graphicpkg.com/company-information/annual-reports-proxy.

ANNUAL REPORT

The Company’s 2025 Annual Report accompanies this Proxy Statement. The Form 10-K for the fiscal year ended December 31, 2025 for GPHC is included in the Annual Report and is available without charge upon written request addressed to Graphic Packaging Holding Company, Investor Relations, 1500 Riveredge Parkway, Atlanta, Georgia 30328. The Company will also furnish any exhibit to the Form 10-K for the fiscal year ended December 31, 2025, if specifically requested.

2026 Proxy Statement	Page 3

Corporate Governance Matters

INFORMATION REGARDING THE BOARD OF DIRECTORS

Members, Standing Committees and Meetings of the Board of Directors

The table below shows the members and chairs of the Board of Directors and each standing committee of the Board as of December 31, 2025, the tenure and independence status of each Board member, the Audit Committee Financial Expert status of the members of the Audit Committee and the number of Board and committee meetings held during 2025.

Director	Tenure on Board of Directors	Board of Directors	Audit Committee	Compensation and Management Development Committee	Nominating and Corporate Governance Committee

Aziz Aghili	4.2 Years	●		●

Laurie Brlas	7.3 Years	●		●

Andrew P. Callahan*	1.8 Years	●		●	●

Michael P. Doss#	11.0 Years	●

Robert A. Hagemann*	11.9 Years	●	●

Philip R. Martens	12.4 Years	C			C

Alessandro Maselli*†	.9 Years	●	●

Larry M. Venturelli*	9.9 Years	●	C		●

Lynn A. Wentworth	16.4 Years	●		C	●

Number of Meetings		6	7	4	5

● Member     C Chair    # Non-Independent; resigned from the Board effective January 1, 2026    * Financial Expert

† Elected to the Board on May 21, 2025

Q.	How does Graphic Packaging determine which Directors are independent?

A.

For purposes of this Proxy Statement, “independent” and “independence” have the meanings set forth under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the rules and regulations adopted thereunder by the SEC, the corporate governance listing standards of the NYSE, and the Company’s Corporate Governance Guidelines, all as in effect from time to time. A Director will not qualify as independent unless the Board affirmatively determines that the Director has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). In addition, in accordance with the corporate governance listing standards of the NYSE, the Company will also apply the following standards in determining whether a Director is independent:

•

A Director who is an employee of the Company, or whose immediate family member serves as one of the Company’s executive officers, may not be deemed independent until three years after the end of such employment relationship.

•

A Director who receives, or whose immediate family member receives, more than $120,000 per year in direct compensation from the Company, other than Board and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), may not be deemed independent until three years after he or she ceases to receive more than $120,000 per year in such compensation. Compensation received by a director for former service as an interim Chairman or Chief Executive Officer or other executive officer or compensation received by an immediate family member for service as one of the Company’s non-executive employees will not be considered in determining independence under this test.

•

A Director who is a partner or employee of a firm that is the Company’s internal or external auditor or whose immediate family member is a partner of such a firm or is a current employee of such a firm and personally works on the Company’s audit may not be deemed independent until three years after the end of the affiliation or the employment or auditing relationship.

Page 4	2026 Proxy Statement

Corporate Governance Matters

•

A Director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the Company’s current executive officers at the same time serve on that company’s compensation committee may not be deemed independent until three years after the end of such service or the employment relationship.

•

A Director who is an employee, or whose immediate family member is an executive officer of a company that makes payments to, or receives payments from the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million or 2% of such other entity’s consolidated gross revenues, may not be deemed independent until three years after falling below that threshold.

Applying these standards, the Board of Directors determined that all of the Company’s Directors who served in 2025 were independent except Mr. Doss. Mr. Doss was not considered independent because he served as an executive officer of the Company through December 31, 2025.

Q.	What is the leadership structure of the Board of Directors?

A.

Pursuant to the Company’s By-Laws, the Chairman of the Board of Directors is elected from time to time by the members of the Board of Directors. The By-Laws do not require, and the Board of Directors does not have a specific policy with respect to, the separation of the roles of the Chairman of the Board and the Chief Executive Officer. The By-Laws provide that the Chairman of the Board shall preside over each meeting of the stockholders of the Company and the Board of Directors and may have other duties and powers as conferred upon the Chairman by the Board of Directors. In accordance with the Company’s Corporate Governance Guidelines, if the Chairman of the Board is the Chief Executive Officer, the independent directors are required to elect one independent director to serve as Lead Director. The Lead Director is responsible for, among other duties, assisting the Chairman in providing Board leadership and presiding over the regular executive sessions of the Board at which non-management Directors meet without management participation.

Mr. Philip A. Martens was elected by the Board to serve as Chairman on May 25, 2016, and has served as Chairman since that time. The Board believes that having an independent Board member serve as Chairman currently is appropriate. The Board believes that separating the roles of the Chairman and CEO is beneficial in part because it provides additional resources for managing the Board’s functions, as well as experienced, independent oversight of management. In general, our Chairman of the Board will work with our CEO and other Board members to determine the Board’s strategic priorities, while the CEO will be responsible for communicating the Board’s guidance to management and implementing the Company’s key strategic initiatives.

Q.	Did any of the Company’s Directors attend fewer than 75% of the meetings of the Board and their assigned committees?

A.	No. All of the Company’s Directors attended at least 80% of the meetings of the Board and their assigned committees during 2025.

Q.	What is the Company’s policy on Director attendance at annual meetings of stockholders?

A.

Directors are encouraged to attend each annual meeting of stockholders but are not required to do so. All of the then-serving members of the Board of Directors attended the 2025 annual meeting of stockholders.

Q.	Do the non-management Directors meet during the year in executive session?

A.

Yes, the non-management Directors met separately at regularly scheduled executive sessions during 2025 without any member of management being present. Mr. Martens, as Chairman, acted as the presiding Director at each executive session held by the Board.

Q.	What does the Audit Committee do?

A.

The purpose of the Audit Committee is to assist the Board in overseeing the financial matters of the Company, such as the Company’s financial statements, internal and independent auditors and audits, and other areas such as legal and regulatory compliance that directly impact the Company’s financial and risk profile. The Committee is responsible for, among other things, assisting the Board in its oversight of:

•	the integrity of the Company’s financial statements;

2026 Proxy Statement	Page 5

Corporate Governance Matters

•	compliance with legal and regulatory requirements;

•	systems of internal accounting and financial controls;

•	the performance of the annual independent audit of the Company’s financial statements;

•	the Company’s independent auditor’s qualifications and independence;

•	the performance of the internal audit function;

the review and approval or ratification (if appropriate) of transactions with related parties; and

•	the status of the Company’s information security, controls and reporting.

The Audit Committee is also responsible for preparing the Report of the Audit Committee in conformity with the rules of the SEC to be included in the proxy statement for the annual meeting of stockholders.

Q.	What does the Compensation and Management Development Committee do?

A.

The purpose of the Compensation and Management Development Committee is to ensure that the Company’s compensation, integrated talent management and succession planning programs support the growth and success of the Company without creating incentives that encourage unnecessary risk-taking. Specifically, the Compensation and Management Development Committee does the following:

•	establish and regularly review and approve all compensation and benefits plans and programs in which the CEO and the other executive officers participate;

•	review and approve all equity compensation plans;

•	evaluate the alignment between compensation philosophy, plan design and achievement of short and long-term financial and other results, including the development of a growth-oriented culture;

•	review the Company’s compensation practices, policies and programs for executive officers and other employees to ensure that they do not encourage unnecessary or excessive risk-taking;

•	annually review the Company’s integrated talent management and succession planning strategy;

•	direct the annual process for evaluating the CEO’s performance and compensation;

•	annually review and approve all compensation arrangements of the executive officers;

•	evaluate and approve awards of restricted stock units or other types of equity compensation;

•	review the Company’s retirement and savings plans from time to time; and

•	annually review compliance with the executive stock ownership requirements and clawback policy.

Q.

Did the Compensation and Management Development Committee engage a compensation consultant to assist it in making recommendations to the Board of Directors regarding the amount or form of compensation paid to executive officers?

A.

Yes, the Compensation and Management Development Committee engaged Willis Towers Watson US LLC (“WTW”) to serve as an independent compensation consultant to the Compensation and Management Development Committee. Representatives from WTW attended Compensation and Management Development Committee meetings and advised the Compensation and Management Development Committee on compensation trends, best practices and regulatory compliance issues, in addition to conducting executive compensation benchmarking analysis. While representatives from WTW work with members of management to collect information and prepare materials for the Compensation and Management Development Committee and assisted the Company in its compliance with the Pay versus Performance rules and calculations, such representatives report directly to the Compensation and Management Development Committee and the decision to retain WTW is made solely by the Compensation and Management Development Committee.

Page 6	2026 Proxy Statement

Corporate Governance Matters

Q.	Did WTW provide any services other than executive compensation advisory services in 2025?

A.

WTW was hired primarily to assist the Compensation and Management Development Committee in its review of executive compensation practices, including regulatory compliance issues. During 2025, WTW also provided information and support to the Committee and the Company with respect to calculation of the Total Shareholder Return (“TSR”) metric applicable to Performance-Based RSUs, the Pay versus Performance calculations, market data and analysis for the Nominating and Corporate Governance Committee regarding compensation for non-employee directors, and access to ongoing education on a wide range of compensation and benefits topics. WTW also provided health and welfare benefits consulting and brokerage services to the Company, which are managed separately and not related to the executive compensation services provided to the Committee.

Q.	Does the Company have compensation policies and practices that create risks that are reasonably likely to have a material adverse effect on the Company?

A.

No, the Company does not believe its compensation policies and practices for its employees create risks that are reasonably likely to have a material adverse effect on the Company. The Company uses performance measures in its short-term and long-term incentive programs that encourage employees to focus on achieving Company-wide profitability and strategic goals. In addition, the design and payout of the Company’s incentive programs are reviewed annually by the Company’s compensation consultant for provisions or practices that might encourage unnecessary or excessive risk-taking and are subject to the review and approval of the Compensation and Management Development Committee and, with respect to the compensation of the President and CEO, the full Board of Directors.

Q.	Does the Compensation and Management Development Committee have any interlocks with other compensation committees?

A.

Ms. Brlas, Ms. Mary K. Rhinehart and Ms. Wentworth, as well as Messrs. Aghili, Callahan and Mr. Dean A. Scarborough served as members of the Compensation and Management Development Committee during 2025. None of these members is or has ever been an officer or employee of the Company. No member of the Compensation and Management Development Committee had any relationship requiring disclosure as a compensation committee interlock during 2025.

Q.	What does the Nominating and Corporate Governance Committee do?

A.

The Nominating and Corporate Governance Committee is responsible for, among other things, identifying qualified individuals for nomination to the Board, recommending new members to the Board, providing orientation and training for new directors, developing and recommending a set of corporate governance principles to the Board, and overseeing the annual evaluations of the Board and its committees and management. In addition, the Nominating and Corporate Governance Committee is responsible for reviewing the Company’s policies and practices for consistency with its responsibility for sustainability matters and oversees the Company’s sustainability programs and publications.

Q.	What steps does the Board take to exercise its oversight responsibility for the Company’s strategic direction and progress toward achieving its Vision 2030 financial and sustainability goals?

A.

The Board reviews the Company’s strategic direction and initiatives each year when it reviews and approves the Company’s long-range plan. The Board will review and evaluate the Company’s progress toward achieving its Vision 2030 financial and sustainability goals each year when it reviews and approves the annual operating plan. In addition, each of the standing committees of the Board reviews and evaluates specific financial, operational and reputational risks that could affect the Company’s ability to meet its financial and sustainability goals.

2026 Proxy Statement	Page 7

Corporate Governance Matters

BOARD AND COMMITTEE OVERSIGHT OF RISK MANAGEMENT

Full Board

As set forth in the Company’s Corporate Governance Guidelines, the Board is responsible for reviewing, approving and monitoring business strategies and financial performance, and ensuring processes are in place for maintaining the integrity of the Company in financial reporting, legal and ethical compliance matters, and in relationships with customers, suppliers, employees, the community and stockholders. The Board fulfills these responsibilities through a number of different practices, including the approval of each annual operating plan and long-term strategic plan, the review of actual results against such plans at each regular Board meeting, and specific review and approval of significant corporate actions such as acquisitions and divestitures, plant rationalizations and major projects involving significant capital spending. In addition, the Board oversees areas of particular risk through its Audit Committee, Compensation and Management Development Committee and Nominating and Corporate Governance Committee, each of which provides a report to the full Board of Directors at each regular Board meeting.

Audit

Committee

The Audit Committee has oversight responsibility for the quality and integrity of the Company’s financial statements, the performance of the Company’s internal audit function and the Company’s compliance with legal and regulatory requirements. To fulfill these responsibilities, the Audit Committee routinely discusses and evaluates (i) audit findings and issues with the Company’s Chief Financial Officer and independent auditors, (ii) internal controls, processes and issues with the Company’s Senior Vice President and Chief Audit, Risk and Compliance Officer (who reports directly to the Chairman of the Audit Committee and the Chief Financial Officer), (iii) legal and regulatory compliance issues with the Company’s legal advisors, and (iv) the status of the Company’s information security and controls with the Company’s Chief Information Officer. The Committee also periodically reviews and evaluates the Company’s policies with respect to risk assessment and risk management, including discussion of the Company’s major financial risk exposures and the steps that management has taken to monitor and control such exposures. The Board has also delegated to the Audit Committee oversight responsibility for the Company’s information security, controls and reporting. In addition to these activities, the Audit Committee reviews each of the Company’s Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q and has the opportunity to discuss such reports with management of the Company and the Company’s independent auditors prior to the filing of such reports with the SEC.

Compensation and Management Development Committee

The Compensation and Management Development Committee has oversight responsibility for any risks to the Company inherent in the structure of the Company’s compensation programs for its employees. Pursuant to its Charter, the Compensation and Management Development Committee reviews and approves the Company’s general compensation philosophy, incentive and equity compensation plans, health and welfare plan offerings and retirement plans for all employees to ensure that they do not encourage unnecessary or excessive risk-taking. In addition, the Compensation and Management Development Committee reviews and approves all compensation arrangements and awards relating to the Company’s executive officers, with all compensation arrangements of the President and CEO of the Company being reviewed and approved for recommendation to the full Board of Directors for final approval. Through its review of these programs and arrangements, as well as its oversight of the Company’s talent management and succession practices, the Compensation and Management Development Committee and the Board has visibility into and exercises oversight over the financial and other risks, such as retention of key management and the ability to attract, retain, motivate, and reward high-performing talent, affected by the Company’s compensation and benefits programs.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee has oversight responsibility for Board and Committee succession, as well as Board members’ and Board and Committee Chair compensation. In addition, the Nominating and Corporate Governance Committee reviews and recommends policies and practices such as stockholding guidelines for directors and senior executives. The Nominating and Corporate Governance Committee also reviews the Company’s policies and practices for consistency with its responsibility for sustainability matters and oversees the Company’s sustainability programs and publications, such as the annual sustainability report.

Page 8	2026 Proxy Statement

Corporate Governance Matters

OVERSIGHT OF SUSTAINABILITY MATTERS

Sustainability matters inform the Company’s decisions on how we operate and grow, protect the environment and support employees. In recognition of the importance of sustainability matters to the Company, a two-tiered level of oversight provides the best structure to integrate consideration of sustainability risks and opportunities into short- and long-term business strategy to meet the changing demands of the Company’s stakeholders, including stockholders, customers, employees and communities. The Board of Directors is responsible for the oversight of sustainability strategy, governance standards, goals and performance and has assigned principal oversight of sustainability policy and practices to the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee considers current and emerging social and environmental trends, as well as major legislative and regulatory developments and other public policy issues that may impact the Company’s business operations or stakeholders. The Committee also reviews the Company’s policy and practices for consistency with its sustainability commitment goals, performance metrics, and public reporting and makes recommendations to the Board and senior management. In addition, oversight of governance matters such as enterprise risk management and cybersecurity risk, as well as oversight of controls and procedures related to reporting sustainability data, are assigned to the Audit Committee, while oversight of a range of human capital and social matters related to the effective recruitment, development and retention of talent necessary to support the long-term success of the Company is the responsibility of the Compensation and Management Development Committee.

With Board oversight, senior management drives progress towards further embedding sustainability considerations into business and manufacturing processes, achieving the Company’s sustainability goals, and working to continuously improve sustainability practices. Senior management regularly updates the Board and Nominating and Corporate Governance Committee on progress and potential environmental, social, and economic risks and opportunities.

In July 2025, the Company published its 2024 Impact Report, and in early 2026, published its first climate risk report, both of which are available on the Company’s website at www.graphicpkg.com/sustainability/sustainability-reporting. In addition, the Company reaffirmed its commitment as a participant in the UN Global Impact and was recognized for the fourth year in a row by Fortune as one of the World’s Most Admired Companies.

COMPANY CULTURE AND ENGAGEMENT INITIATIVES

Graphic Packaging works to enable a safe, engaged, and customer-focused culture, and has a solid record of delivering outstanding results for its customers across the globe. As a leading innovator in consumer packaging, a deep understanding of the widest range of consumers is essential to the success of our designs and product execution for our customers. As such, the Company seeks to recruit and retain talented employees whose perspectives and experience are broadly representative of the consumers our customers serve.

Similarly, strong relationships with the communities in which the Company operates have a substantial impact on hiring costs, retention rates, employee engagement, operating performance and safety. The Company therefore seeks to build and maintain strong and capable teams broadly representative of those communities. The Company believes that its recent safety performance is among the best in the industry, and considers employee engagement to be critical to maintaining and improving upon that level of safety performance.

The Compensation and Management Development Committee of our Board of Directors annually reviews the processes and practices related to talent and engagement to ensure the equitable treatment of all employees, and alignment with the Company’s strategic objectives.

Our employees play a crucial role as well, and we rely on their insights and feedback to assess our culture and identify areas for improvement. In 2025, we conducted a global employee engagement survey in partnership with Gallup, resulting in 82% of our employees sharing their voice – a significant increase in participation compared to the previous year. The results of this survey were shared with our entire employee population, and action plans have been created at the local level in facilities around the globe to identify and execute opportunities to enhance the employee experience. The Company has a number of initiatives underway to drive employee engagement higher.

2026 Proxy Statement	Page 9

Corporate Governance Matters

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Board recognizes that Related Party Transactions (as defined below) can present potential or actual conflicts of interest and create the appearance that Company decisions are based on considerations other than the best interests of the Company and its stockholders. In March 2007, the Board of Graphic Packaging Corporation (the publicly-traded predecessor to the Company, “GPC”) delegated authority to the Audit Committee to review and approve Related Party Transactions, and the Audit Committee has adopted a Policy Regarding Related Party Transactions.

The Policy Regarding Related Party Transactions defines a “Related Party Transaction” as any transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) in which (a) the aggregate amount involved will or may be expected to exceed $120,000 in any fiscal year, (b) the Company is a participant, and (c) any Related Party (as defined below) has or will have a direct or indirect interest, other than an interest that arises solely as a result of being a director or beneficial owner of less than 10% of another entity. The policy defines a “Related Party” as any (a) person who is or was since the beginning of the last fiscal year an executive officer, director or nominee for election as a director of the Company, (b) any beneficial owner of more than 5% of the Company’s common stock, (c) an immediate family member of any of the foregoing, or (d) any firm, corporation or other entity in which any of the foregoing is employed, is a principal or serves in a similar position, or has a beneficial ownership of more than 5%.

The Policy Regarding Related Party Transactions provides that the Audit Committee shall review all of the material facts and circumstances of all Related Party Transactions and either approve, ratify or disapprove of the entry into the Related Party Transaction. In determining whether to approve a Related Party Transaction, the Audit Committee will take into account, among other factors it deems appropriate, whether the Related Party Transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances, the benefits to the Company, the extent of the Related Party’s interest in the transaction, and if the Related Party is a director or a nominee for director, the impact on such director’s independence. The policy provides that certain Related Party Transactions, including certain charitable contributions, transactions involving competitive bids and transactions in which all stockholders receive proportional benefits, are pre-approved and do not require an individual review by the Audit Committee. You may find a copy of the Policy Regarding Related Party Transactions on the Company’s website at www.graphicpkg.com/corporate-governance/governance-documents.

GOVERNANCE DOCUMENTS

The Company will provide printed copies of the charters of the Audit Committee, Compensation and Management Development Committee and Nominating and Corporate Governance Committee, as well as the Policy Regarding Related Party Transactions, the Code of Business Conduct and Ethics and the Corporate Governance Guidelines to any person without charge upon request.

Page 10	2026 Proxy Statement

Proposal 1 — Election of Directors

The Company’s Board of Directors currently has ten members divided into three classes, with one class being elected each year for a three-year term. The three nominees standing for election as Class I Directors are: Mr. Callahan, Mr. Stafeil and Mr. Venturelli.

If elected, each Class I nominee will serve three consecutive years with the term expiring in 2029 and until a successor is elected and qualified. The election of the Director nominees is by plurality vote, which means that the three nominees receiving the largest number of votes cast will be elected. Under the Company’s Corporate Governance Guidelines, any nominee who receives a greater number of votes “withheld” than “for” votes in an uncontested election is expected to tender to the Board his or her resignation as a Director promptly following certification of the election results. The Nominating and Corporate Governance Committee will then consider such resignation and recommend to the Board whether to accept or reject it and the Board will act on such resignation within 90 days following the certification of election results.

If at the time of the Annual Meeting, any of the nominees identified above is unable or unwilling to serve as a Director for any reason, which is not expected to occur, the persons named as proxies will vote for such substitute nominee or nominees, if any, as shall be designated by the Board.

Set forth below is certain information regarding the Director nominees and each of the incumbent Directors whose term will continue after the Annual Meeting, including the particular experience, qualifications and skills that led the Board to conclude that the Director nominee or incumbent Director is qualified to serve as a Director of the Company. There are no family relationships among any Directors or executive officers of the Company.

INFORMATION CONCERNING THE NOMINEES

Class I Directors — Terms to Expire in 2029

Andrew P. Callahan Operating Advisor Clayton, Dublier & Rice, LLC

Biographical Information:

Andrew (“Andy”) Callahan, 60, joined the Company’s Board on July 19, 2024. Andy is an Operating Advisor for Clayton Dublier & Rice, a private investment firm. From 2018 to 2023, Mr. Callahan served as President, Chief Executive Officer and Executive Director of Hostess Brands from April, 2018 until its acquisition by the JM Smucker Company in November 2023. From 2014 to 2017, Mr. Callahan held two President-level roles at Tyson Foods, Inc., where he led its multi-billion dollar retail foodservice and international divisions and oversaw the integration of $8.4 billion acquisition of Hillshire Brands. Mr. Callahan served as President (Retail) at Hillshire Brands and in three senior leadership positions at Sara Lee Corporation, which he joined in 2008 following a 14-year career at Kraft Foods. Before joining Kraft Foods, Mr. Callahan was a Naval Flight Officer in the United States Navy. Mr. Callahan currently is serving as a Director at Mammoth Brands, a leading personal care CPG company.

Qualifications:

The Board concluded that Mr. Callahan is qualified to serve as a Director of the Company because of his executive leadership experience at Kraft Foods, Sara Lee Corporation, Hillshire Brands, Tyson Foods, Inc. and Hostess Brands, all of which are leading food manufacturers in the United States. Mr. Callahan also has experience integrating large acquisitions, having overseen the integration of Hillshire Brands into Tyson Foods, Inc.

2026 Proxy Statement	Page 11

Proposal 1 — Election of Directors

Jeffrey M. Stafeil Chief Executive Officer, RESRG Automotive

Biographical Information:

Jeffrey M. Stafeil, 56, joined the Company’s Board on March 8, 2026. Mr. Stafeil has served as the Chief Executive Officer of RESRG Automotive, a leading global supplier of coated exterior systems and components, and a member of its Board of Directors since April 2025. He previously served as Chief Financial Officer of Tenneco Incorporated from 2022 to 2023 and Adient plc from 2016 to 2023. Before that, he served as Chief Executive Officer of DURA Automotive Systems, LLC and Chief Financial Officer at both Visteon Corporation and Metaldyne Corporation. Earlier in his career, he worked at Booz Allen Hamilton Incorporated and Ernst & Young LLP. Mr. Stafeil has served on several public company boards, including Arconic Corporation, Metaldyne Corporation, and Mentor Graphics Corporation, where he served as Chairman of the Audit Committee.

Qualifications:

The Board concluded that Mr. Stafeil is qualified to serve as a Director of the Company because he brings over 30 years of leadership experience in finance and operations in global industrial manufacturing and automotive supply companies, including service as both a Chief Executive Officer and Chief Financial Officer. Mr. Stafeil brings expertise in capital deployment, strategic transactions and management of large-scale manufacturing organizations in addition to having previously served on several other public company Boards of Directors.

Larry M. Venturelli Former Executive Vice President and Chief Financial Officer, Whirlpool Corporation

Biographical Information:

Larry M. Venturelli, 65, joined the Company’s Board on May 25, 2016. Mr. Venturelli is the former Executive Vice President and Chief Financial Officer of Whirlpool Corporation, the world’s leading global manufacturer of home appliances, and he served in this capacity from January 2012 to August 2016, retiring from the company in February 2017. He joined Whirlpool as Assistant Corporate Controller in 2002. He held a number of positions of increasing leadership accountability in the Investor Relations and Global Finance organizations, serving as Senior Vice President, Corporate Controller, Chief Accounting Officer and Chief Financial Officer for Whirlpool International. Prior to joining Whirlpool, Mr. Venturelli held various financial positions at Royal Caribbean Cruises, Campbell Soup Company and Quaker Oats.

Qualifications:

The Board concluded that Mr. Venturelli is qualified to serve as a Director of the Company because he has over 30 years of corporate finance experience, including approximately five years of experience as the Chief Financial Officer and 4 years as the Corporate Controller of Whirlpool Corporation, a U.S. manufacturing company with revenues exceeding $20 billion. In addition, Mr. Venturelli has 16 years of experience working for U.S. food products companies and has served as the head of Investor Relations.

Page 12	2026 Proxy Statement

Proposal 1 — Election of Directors

INFORMATION REGARDING CONTINUING DIRECTORS

Class II Directors — Terms to Expire in 2027

Aziz Aghili Former Executive Vice President and President, Heavy Vehicles Group, Dana

Biographical Information:

Aziz Aghili, 67, joined the Company’s Board on March 1, 2022. Mr. Aghili previously served as Executive Vice President and President, Heavy Vehicle Group of Dana Incorporated, a global leader in drivetrain and e-propulsion systems for commercial and industrial vehicles. Mr. Aghili joined Dana Incorporated in 2009 as President of Dana Europe, before being named President of Dana Asia-Pacific in 2010, President of Off Highway Driveline Technologies in 2011, Executive Vice President and President of Highway Driveline Technologies in 2012, and to Executive Vice President and President, Heavy Vehicle Group in 2021. During his time with Dana, Mr. Aghili has also led the company’s Global Aftermarket group. Prior to joining Dana Incorporated, Mr. Aghili spent more than 20 years at Meritor, where he most recently served as Vice President and General Manager of Body Systems, a $1.4 billion division with 24 global manufacturing facilities based in Europe. Additionally, he held strategic leadership positions around the world, including Vice President and General Manager of Asia Pacific and Vice President of Global Procurement, Commercial Marketing, and Business Development – Asia Pacific. Mr. Aghili also spent several years in the U.S., Malaysia, and Australia. Before joining Meritor, he worked for Nissan Motor Company and General Electric Plastics. Mr. Aghili is a member of the Board of Directors of Columbus McKinnon Corporation and NFI Group Inc.

Qualifications:

The Board concluded that Mr. Aghili is qualified to serve as a Director of the Company because he has over 30 years of experience managing manufacturing businesses and has extensive international business experience, particularly in Europe and Asia. In addition, Mr. Aghili has served on the Board of Directors of another public company, Columbus McKinnon Corporation since 2018 and joined the Board of Directors of NFI Group Inc. in January 2025.

Philip R. Martens Former President and Chief Executive Officer, Novelis Inc.

Biographical Information:

Philip R. Martens, 65, was appointed Chairman of the Company’s Board of Directors on May 25, 2016. He joined the Company’s Board on November 21, 2013. Mr. Martens is the former President and Chief Executive Officer of Novelis Inc., a rolled aluminum manufacturing company, and he served in this capacity from 2009 to 2015. Prior to his employment with Novelis, Mr. Martens served as Senior Vice President of light vehicle systems for ArvinMeritor Inc., a distributor for engine and transmission parts, and President and Chief Executive Officer designate of Arvin Innovation, a leading global provider of dynamic motion and control automotive systems. Prior to that, Mr. Martens served as President and Chief Operations Officer of Plastech Engineered Products. From 1987 to 2005, he held various engineering and leadership positions at Ford Motor Company, most recently serving as group Vice President of product creation. Mr. Martens is also Chairman of the Board of International Automotive Components.

Qualifications:

The Board concluded that Mr. Martens is qualified to serve as a Director of the Company because he has over 25 years of senior management experience, including serving as Chief Executive Officer of two public manufacturing companies, including a company which is significantly larger than Graphic Packaging Holding Company. Mr. Martens also has extensive experience in international operations and business in Europe, South America and Asia where the Company currently has operations.

2026 Proxy Statement	Page 13

Proposal 1 — Election of Directors

Robbert E. Rietbroek President and Chief Executive Officer

Biographical Information:

Robbert E. Rietbroek, 52, is the President and Chief Executive Officer of the Company. He was appointed to the Board of Directors on January 1, 2026. Prior to joining the Company, Mr. Rietbroek was the Chief Executive Officer of Primo Brands from November 2024 to November 2025. Before joining Primo Brands, Mr. Rietbroek served from January 2024 to November 2024 as Chief Executive Officer of Primo Water Corporation. Prior to joining Primo Water Corporation, Mr. Rietbroek was Senior Vice President and General Manager for five years at Quaker Foods North America, a publicly reported division of PepsiCo, Inc., and prior to that served as Senior Vice President and General Manager for PepsiCo Australia and New Zealand. His global leadership experience also includes key roles at Kimberly-Clark Corporation and The Procter & Gamble Company.

Qualifications:

The Board concluded that Mr. Rietbroek is qualified to serve as a Director of the Company because of his more than 25 years of global leadership experience with some of the world’s largest consumer products companies, including Pepsico, Kimberly-Clark and Procter & Gamble, where he drove growth, transformative strategy and product innovation across multiple regions and markets.

Lynn A. Wentworth Former Senior Vice President, Chief Financial Officer and Treasurer, BlueLinx Holdings Inc.

Biographical Information:

Lynn A. Wentworth, 67, joined Graphic Packaging Holding Company’s Board on November 18, 2009. Ms. Wentworth is the former Senior Vice President, Chief Financial Officer and Treasurer of BlueLinx Holdings Inc., a building products distributor, where she served from January 2007 until February 2008. Prior to joining BlueLinx, she was most recently, Vice President and Chief Financial Officer for BellSouth Corporation’s Communications Group and held various other positions there from 1985 until 2007. She is a certified public accountant. Ms. Wentworth was elected to the Board of Directors of Benchmark Electronics, Inc. on June 25, 2021, and also serves as the Chairman of the Audit Committee. She was also elected to the Board of Directors of Lineage, Inc., a privately held cold storage REIT on July 1, 2022, and previously served as the Chairman of the Audit Committee until June 2024. Lineage, Inc. became a public company on July 25, 2024, at which time Ms. Wentworth was appointed Lead Independent Director. She is the former Chairman of the Board of CyrusOne, Inc. and Cincinnati Bell, Inc.

Qualifications:

The Board concluded that Ms. Wentworth is qualified to serve as a Director of the Company because she has over 30 years of public accounting and corporate finance experience, including her service as the Chief Financial Officer of BlueLinx Holdings, Inc., a public company, and the Communications Group of BellSouth Corporation, as well as her extensive board and corporate governance experience.

Page 14	2026 Proxy Statement

Proposal 1 — Election of Directors

Class III Directors — Terms to Expire in 2028

Laurie Brlas Former Executive Vice President and Chief Financial Officer, Newmont Mining Corporation

Biographical Information:

Laurie Brlas, 68, joined the Company’s Board on January 11, 2019. In December 2016, Ms. Brlas retired from Newmont Mining Corporation (“Newmont”), a mining industry leader in value creation and sustainability. Ms. Brlas joined Newmont in 2013 and served as Executive Vice President and Chief Financial Officer until October 2016. From 2006 through 2013, Ms. Brlas held various positions of increasing responsibility with Cliffs Natural Resources, most recently she served as Chief Financial Officer and then as Executive Vice President and President, Global Operations. Prior to that, Ms. Brlas served as Senior Vice President and Chief Financial Officer of STERIS Corporation from 2000 through 2006 and from 1995 through 2000, Ms. Brlas held various positions of increasing responsibility with Office Max, Inc. Most recently, Ms. Brlas served as Senior Vice President and Corporate Controller. Ms. Brlas currently serves on the Board of Directors of Albemarle Corporation, a specialty chemical company, and Autoliv, Inc., a global automotive safety supplier.

Qualifications:

The Board concluded that Ms. Brlas is qualified to serve as a Director of the Company because of her previous executive leadership roles at several large public companies, including serving as Executive Vice President and Chief Financial Officer of Newmont Mining Corporation, as well as her extensive board and corporate governance experience on a number of public boards of directors.

Robert A. Hagemann Former Senior Vice President and Chief Financial Officer, Quest Diagnostics Incorporated

Biographical Information:

Robert A. Hagemann, 69, joined the Company’s Board on May 21, 2014. Mr. Hagemann, who is currently retired, was most recently Senior Vice President and Chief Financial Officer of Quest Diagnostics Incorporated (“Quest”) from May 2003 to July 2013. Prior to that, Mr. Hagemann served as Vice President and Chief Financial Officer of Quest from August 1998. Mr. Hagemann joined a predecessor company, Corning Life Sciences, Inc. (“Corning”), a subsidiary of Quest’s former parent, Corning Incorporated, in 1992, and held a variety of senior financial positions before being named Vice President and Corporate Controller of Quest in 1996. Prior to joining Corning, Mr. Hagemann was employed by Prime Hospitality, Inc. and Crompton & Knowles, Inc. in senior financial positions. He was also previously employed by Arthur Young & Co., a predecessor company to Ernst & Young. Mr. Hagemann serves on the Board of Directors of Zimmer Biomet Holdings, Inc. and Ryder System, Inc.

Qualifications:

The Board concluded that Mr. Hagemann is qualified to serve as a Director of the Company because of his 15 years of experience as the Chief Financial Officer of Quest Diagnostics, as well as his experience as a board member of both Zimmer Biomet Holdings, Inc. and Ryder System, Inc. Mr. Hageman serves on the Audit Committee and a member of the Corporate Governance Committee for Zimmer Biomet Holdings, Inc. In addition, Mr. Hagemann serves as a member of the Audit Committee and the Finance Committee for Ryder System, Inc. Mr. Hagemann also has extensive acquisition experience, having completed and integrated numerous acquisitions over the course of his career.

Alessandro Maselli Director, President and Chief Executive Officer Catalent Pharma Solutions

Biographical Information:

Alessandro Maselli, 54, joined the Company’s Board on May 21, 2025. Mr. Maselli has served as the President and Chief Executive Officer of Catalent Pharma Solutions and as a member of its Board of Directors since July 2022. He previously served as the company’s President & Chief Operating Officer since February 2019. Mr. Maselli joined Catalent in 2010 as Director of Operations at Catalent’s pharmaceutical, nutritional and cosmetics plant in Aprilia, Italy. In 2013, he was appointed General Manager of Zydis® operations at Catalent’s facility in Swindon, U.K, in 2015 he became Vice President of Operations, Europe, for Catalent’s Drug Delivery Solutions business unit, and in 2016 he was named Catalent’s Senior Vice President, Global Operations. Prior to his service at Catalent, Mr. Maselli held operational and business leadership roles at Alstom SA and SGS SA. From 1998 to 2006, he held roles of increasing responsibility from process engineer to operations director at ABB Group. Mr. Maselli began his career as an automation systems engineer in the food industry.

Qualifications:

The Board concluded that Mr. Maselli is qualified to serve as a Director of the Company because he has over ten years of senior executive experience, including his current service as the President and Chief Executive Officer of Catalent, as well as experience leading European companies and operations. In addition, he served as a director on a U.S. public company’s board of directors for over two years prior to its acquisition.

2026 Proxy Statement	Page 15

Proposal 1 — Election of Directors

CRITERIA FOR POTENTIAL DIRECTORS

The Company’s Board is responsible for selecting nominees for election as Directors by stockholders and for filling vacancies on the Board. The Nominating and Corporate Governance Committee is responsible for identifying and recommending to the Board individuals for nomination as members of the Board and its committees and, in this regard, reviewing with the Board on an annual basis the current skills, background and expertise of the members of the Board, as well as the Company’s future and ongoing needs. This assessment is used to establish criteria for identifying and evaluating potential candidates for the Board. However, as a general matter, the Nominating and Corporate Governance Committee seeks individuals with significant and relevant business experience who demonstrate:

•	the highest personal and professional integrity;

•	commitment to driving the Company’s success;

•	an ability to provide informed and thoughtful counsel on a range of issues; and

•	exceptional ability and judgment.

The Nominating and Corporate Governance Committee regularly assesses the skills, background and expertise of the members of the Board and identifies the Company’s needs. As part of this process, the Nominating and Corporate Governance Committee strives to select nominees with relevant business experience, the personal characteristics described above and a wide variety of skills and perspectives informed by different cultural and life experiences. The following table highlights certain experiences, skills and knowledge held by each of our continuing Directors and Nominees that are relevant to the Company’s business. The table reflects information provided by each of our Directors in their responses to our annual Director’s Questionnaire. The table is a summary and is not intended to be a complete list of each Director’s or Nominee’s skills or contributions to the Board. No one experience, skill or attribute is dispositive in the Board’s decision to nominate or re-nominate an individual to our Board of Directors.

Page 16	2026 Proxy Statement

Proposal 1 — Election of Directors

DIRECTORS’ SKILLS MATRIX

Skills*	Aghili	Brlas	Callahan	Hagemann	Martens	Maselli	Rietbroek	Stafeil	Venturelli	Wentworth
Senior Executive Leadership Experience (experience as a CEO, CFO or other top executive leading a division or corporate function)	X	X	X	X	X	X	X	X	X	X
Operations Experience (experience leading teams performing complex manufacturing, logistics and supply chain activities)	X	X	X	X	X	X	X	X	X
International Business Experience (experience managing operations and personnel and addressing customers and markets outside of the U.S.)	X	X	X	X	X	X	X	X	X
Mergers and Acquisitions Experience (experience assessing potential acquisitions and structuring, negotiating and integrating significant acquisitions)	X	X	X	X	X	X	X	X	X	X
Innovation Management Experience (experience in the areas of research and development and marketing and promotion of new products in varied markets)	X		X	X	X	X	X		X
Cybersecurity Risk Management and IT Expertise (experience providing meaningful understanding of information technology systems and the mitigation of cybersecurity risks)	X	X		X		X	X	X		X

Human Capital Management Experience

(experience with programs to identify, attract, compensate, retain and develop talent, to create a high- performing, engaged company culture and manage succession of key officers)

	X	X	X	X	X	X	X	X	X	X

Environmental, Social and Governance

(experience with the development and oversight of an effective corporate responsibility strategy, including disclosures and mitigation of both legal and reputational risks)

	X	X	X	X		X	X	X	X	X

Sustainability and Climate Risk Management Experience

(experience with the implementation and oversight of an effective sustainability program, including climate risk management, and related disclosures to regulators and the public)

				X	X	X	X	X
Years of Other Public Company Board Service (the aggregate number of years of public company board service, excluding service on Graphic Packaging Holding Company’s Board of Directors)	6	39	5	30	25	2	2	8	0	30

*	Generally, the skill or expertise is in addition to experience acquired on the Company’s Board of Directors.

2026 Proxy Statement	Page 17

Proposal 1 — Election of Directors

The Nominating and Corporate Governance Committee also recognizes the importance of selecting directors from a range of backgrounds and professions to provide the Board a wealth of experiences and perspectives to inform its decisions and enhance its cognitive diversity. Consistent with this philosophy, the Nominating and Corporate Governance Committee evaluates the ability of a potential director to contribute to the Board by leveraging a broad range of experiences, as well as the potential director’s ethnic, gender, generational and racial diversity. Currently, the Board has two female directors and one ethnically diverse director.

The Nominating and Corporate Governance Committee considers candidates recommended by its members and other Directors, as well as those identified by a third-party search firm retained to assist in identifying candidates. The Nominating and Corporate Governance Committee will also consider whether to nominate any person recommended by a stockholder pursuant to the provisions of the Company’s By-Laws relating to stockholder nominations as described in “Stockholder Proposals and Nominations” below. The Nominating and Corporate Governance Committee uses the same criteria to evaluate proposed nominees that are recommended by Directors or a search firm as it does for stockholder-recommended nominees.

BOARD RECOMMENDATION

The Board believes that voting for each of the three nominees for Director selected by the Board is in the best interests of the Company and its stockholders. The Board recommends a vote “FOR” each of the three nominees for Director.

COMPENSATION OF DIRECTORS

Annually, WTW benchmarks the amount and type of compensation paid to the Company’s non-employee Directors against that paid by other companies in the Industry Specific Peer Group used for comparing executive officer compensation (as described in “Compensation Discussion and Analysis—Peer Group and Market Data”), as well as against a large published survey of non-employee director compensation across a wide range of industries and company sizes. The goal is to set non-management Director compensation at roughly the mid-point of compensation paid by companies of similar size in similar industries. The Nominating and Corporate Governance Committee reviews the benchmarking materials and approves and recommends all non-management Director compensation changes for approval by the full Board of Directors.

The following table sets forth information regarding the compensation of the non-employee Directors of the Company who served in 2025.

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)

Aziz Aghili	120,000	160,012	280,012

Laurie Brlas	120,000	160,012	280,012

Andrew P. Callahan	120,000	160,012	280,012

Robert A. Hagemann	120,000	160,012	280,012

Philip R. Martens	270,000	160,012	430,012

Alessandro Maselli(2)	73,480	160,012	233,492

Mary K. Rhinehart(3)	46,439	0	46,439

Dean A. Scarborough(4)	72,164	160,012	232,176

Larry M. Venturelli	145,000	160,012	305,012

Lynn A. Wentworth	145,000	160,012	305,012

(1)	Twelve Dollars ($12.00) of the amount shown reflects the fractional share paid to the directors due to rounding.

(2)	Mr. Maselli joined the Board on May 21, 2025.

(3)	Ms. Rhinehart served on the Board until May 20, 2025.

(4)	Mr. Scarborough served on the Board until August 6, 2025.

Page 18	2026 Proxy Statement

Proposal 1 — Election of Directors

Directors’ Compensation History

Type of Compensation	Compensation as Revised on May 26, 2021	Compensation as Revised on May 24, 2023	Compensation as Revised on May 23, 2024

Annual Cash Retainer	$110,000	$120,000	$120,000

Annual Equity Grant	$140,000	$160,000	$160,000

Fee for Chair of the Board and Chair of the Nominating and Corporate Governance Committee	$150,000	$150,000	$150,000

Fee for Chair of the Audit Committee	$ 25,000	$ 25,000	$ 25,000

Fee for Chair of the Compensation and Management Development Committee	$ 20,000	$ 20,000	$ 25,000

Cash retainers and fees are payable in quarterly installments. The annual equity grant is payable in May of each year in shares of the Company’s common stock with a value of approximately $160,000 on the date of grant. The Company does not pay Board or committee meeting fees, but does reimburse all Directors for reasonable and necessary expenses they incur in performing their duties as Directors.

In July 2020, the Board of Directors approved a non-qualified deferred compensation plan for Directors (the “Directors NQDCP”) that allows the Directors to defer receipt and taxation of their annual compensation commencing in 2021. The Directors NQDCP has the same investment fund choices as the Company’s non-qualified deferred compensation plan for senior employees but also allows the Directors to defer their cash and equity compensation into a Company stock fund. Messrs. Aghili, Hagemann, Scarborough and Ms. Wentworth participated in the Directors NQDCP during 2025.

2026 Proxy Statement	Page 19

Audit Matters

REPORT OF THE AUDIT COMMITTEE

This report by the Audit Committee is required by the rules of the SEC. It is not to be deemed incorporated by reference by any general statement that incorporates by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, and it is not to be otherwise deemed filed under either such Act.

The Audit Committee is currently comprised of three members, each of whom is an “independent director,” as defined by Section 303A of the NYSE Listed Company Manual. Each of the members of the Audit Committee is financially literate and qualifies as an “audit committee financial expert” under federal securities laws. The Audit Committee’s purposes are to assist the Board in overseeing: (a) the quality and integrity of our financial statements; (b) the qualifications and independence of our independent auditors; and (c) the performance of our internal audit function and independent auditors.

In carrying out its responsibilities, the Audit Committee has:

•	reviewed and discussed the audited financial statements with management;

•

discussed with the independent auditors the matters required to be discussed with audit committees by the Statement on Auditing Standards No. 16, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

•

received the written disclosures regarding the auditors’ independence required by the Public Company Accounting Oversight Board Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence, and has discussed with our independent auditors their independence.

Based on the review and discussions noted above and our independent auditors’ report to the Audit Committee, the Audit Committee recommended to the Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Larry M. Venturelli (Chair)

Robert A. Hagemann

Alessandro Maselli

AUDIT FEES

Aggregate fees billed to us for the fiscal year ended December 31, 2025 and for the fiscal year ended December 31, 2024 by PricewaterhouseCoopers LLP are as follows:

	Year Ended December 31,
	2025	2024
	(in millions)
Audit Fees	$7.2	$6.6
Audit-Related Fees	$ –	$1.2
Tax Fees	$ .3	$ .3
All Other Fees	$ –	$ –

Total	$7.5	$8.1

Audit Fees. This category includes the aggregate fees billed for professional services rendered for the audit of our consolidated financial statements and internal control over financial reporting for the fiscal years ended December 31, 2025 and December 31, 2024, for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q during 2025 and 2024, and for services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the relevant fiscal years.

Audit-Related Fees. This category includes the aggregate fees billed in each of the last two fiscal years for assurance and related services by the independent auditors that are reasonably related to the performance of the audits or reviews of the financial statements and are not reported above under “Audit Fees,” and generally consist of fees for accounting consultations, audits of employee benefit plans and attest services that are not required by statute or regulation.

Page 20	2026 Proxy Statement

Audit Matters

Tax Fees. This category includes the aggregate fees billed in each of the last two fiscal years for professional services rendered by the independent auditors for tax compliance, tax planning and tax advice.

All Other Fees. This category includes the aggregate fees billed in each of the last two fiscal years for products and services provided by the independent auditors that are not reported above under “Audit Fees,” “Audit-Related Fees,” or “Tax Fees.”

The Audit Committee reviews and pre-approves audit and non-audit services performed by the Company’s independent auditors as well as the fees charged for such services. The Audit Committee has considered whether the provision of non-audit services by PricewaterhouseCoopers LLP was compatible with maintaining the firm’s independence. The Audit Committee may delegate pre-approval authority for such services to one or more members, whose decisions are then presented to the full Audit Committee at its scheduled meetings. In 2025 and 2024, all of the audit and non-audit services provided by our independent auditors were pre-approved by the Audit Committee in accordance with the Audit Committee Charter.

Proposal 2 — Ratification of the Appointment of our Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has evaluated the qualifications, performance and independence of PricewaterhouseCoopers LLP and has appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. Although the Company is not required to submit the appointment of its independent registered public accounting firm to the stockholders for ratification, the Board of Directors believes that it is important to do so as a matter of good corporate governance. This proposal asks you to ratify this selection. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. In addition, they will be available to respond to appropriate questions from stockholders.

Pursuant to its charter, the Audit Committee has sole and direct responsibility for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm engaged by the Company. The Audit Committee will consider the results of the stockholder vote on ratification, but will exercise its judgment, consistent with its responsibilities under its charter, with respect to the appointment and retention of the Company’s independent registered public accounting firm.

BOARD RECOMMENDATION

The Board of Directors recommends a vote “FOR” ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.

2026 Proxy Statement	Page 21

Compensation Matters

COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE REPORT

The members of GPHC’s Compensation and Management Development Committee listed below reviewed and discussed the following Compensation Discussion and Analysis with management of the Company. Based on such review and discussion, the Compensation and Management Development Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

Compensation and Management Development

Committee

Lynn A. Wentworth, Chair

Aziz Aghili

Laurie Brlas

Andrew P. Callahan

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis section (“CD&A”) describes the Company’s compensation principles, policies and practices, as well as the specific factors considered by the Compensation and Management Development Committee (referred to in this CD&A as the “Committee”) in making compensation decisions. This CD&A focuses on the compensation of our NEOs or our “Executives”, who are set forth in the first table below and included in the Summary Compensation Table and other tables in this Proxy Statement.

CD&A At-a-Glance

Named Executive Officers:

Name	Position as of December 31, 2025	Tenure at Company	Total 2025 Compensation

Michael P. Doss	President and Chief Executive Officer	36 Years	$9,104,747

Charles D. Lischer	Senior Vice President, Chief Accounting Officer and Interim Chief Financial Officer	6 Years	$1,170,839

Stephen R. Scherger	Former Executive Vice President and Chief Financial Officer	14 Years	$2,831,752

Michael J. Farrell	Executive Vice President, Mills	19 Years	$1,596,009

Lauren S. Tashma	Executive Vice President, General Counsel and Secretary	12 Years	$2,059,259

Joseph P. Yost	Executive Vice President and President, Americas	37 Years	$2,295,745

Maggie K. Bidlingmaier	Former Executive Vice President and President, Americas	4 Years	$2,319,973

Compensation Philosophy:

•	Pay for performance

•	Align the interests of Executives with those of our stockholders

•	Attract, retain, motivate and reward high-performing Executives

Target Total Direct Compensation for NEOs: Approximate Median of Peer Group Similar Officers

Page 22	2026 Proxy Statement

Compensation Matters

Compensation Components:

Short-Term Compensation	Base Salary
Annual Cash Incentive under the MIP

Long-Term Compensation	Equity Compensation: 1/3 Service RSUs 2/3 Performance RSUs

Other	Retirement Benefits
Health and Welfare Benefits
Termination Pay

President and CEO 2025 Compensation	Other Named Executive Officers 2025 Average Compensation

2025 BUSINESS HIGHLIGHTS

✓	Waco Paperboard Manufacturing Facility Substantially Completed

✓	Achieved Innovation Sales Growth of $205 Million

✓	Returned approximately $281 million to Stockholders through dividends and share repurchases

2025 HUMAN CAPITAL MANAGEMENT HIGHLIGHTS

✓	Provided safety training, leadership development and frontline manager learning opportunities globally

✓	Improved overall engagement survey results, including improvement on each question

✓	Launched Renew, our enhanced community impact program

2026 Proxy Statement	Page 23

Compensation Matters

Compensation Design and Market Positioning

The Company’s compensation programs are designed to attract, retain, motivate and reward the Executives responsible for leading the business in a manner that directly aligns the Executives’ interests with those of the Company’s stockholders. To accomplish these objectives, the Committee sets each of the primary components of the Company’s executive compensation program (base salary, short-term cash incentive and long-term equity-based incentives) at a market-competitive rate, which is determined by reference to the approximate median of the relevant peer group (the Industry Specific Peer Group for the CEO and CFO, and the Survey Peer Group for the other NEOs, each as identified below), resulting in each Executive’s total compensation opportunity being set at approximately the median of the relevant peer group’s total pay for executives with similar positions and responsibilities. The Committee does not employ a mechanical process based on external compensation data, however, as other considerations such as time in position, role, individual performance and succession within the Company are considered. As data for the relevant peer group fluctuates or the peer group members are updated to reflect changes in the market, the Committee may make adjustments in one or more components of compensation to more closely align with market. The Committee and, with respect to the President and CEO, the Board of Directors, have full discretion to choose the elements of executive compensation that the Executives will be paid or will be eligible to earn each year and to adjust the proportion of total compensation opportunity that each element provides. Company performance, market data, individual performance, executive succession, hiring and retention needs and internal equity among our Executives’ compensation packages have been the primary factors considered in decisions to change compensation materially.

Peer Groups and Market Data

Annually we obtain an analysis of compensation market data to assist in setting pay opportunities for our Executives for the following year. Compensation of the Executives is compared to the pay opportunities provided to executives holding comparable positions at companies with which we compete for business and for talent. The companies used for this comparison are recommended by the Company and the Committee’s compensation consultant and approved by the Committee. An industry-specific peer group is used for the CEO and CFO, and a broader survey peer group is used for other Executives. Both peer groups are reviewed annually and updated, if necessary, to ensure their appropriateness given any market changes. The companies comprising the peer groups used to develop 2025 executive compensation are listed below. After reviewing the companies in the prior year’s comparator groups against the criteria historically used to determine appropriate peers, the Committee determined that no changes to the peer groups were warranted, other than the removal of WestRock Company as a result of its acquisition by Smurfit Kappa in mid-2024.

Industry Specific Peer Group

Characteristics/Criteria

Publicly-traded companies

Revenue of approximately .3x to 3.0x the Company’s revenue

.2x to 5.0x the Company’s market capitalization

in a similar industry (metal and glass containers, paper packaging or paper products)

Purpose	Data sourced from public filings Primary reference for the CEO and CFO Secondary reference for the other executive officer roles

Companies	Amcor plc Avery Dennison Corporation Ball Corporation Berry Global Group, Inc. Crown Holdings, Inc. Greif, Inc. International Paper Company	O-I Glass, Inc. Packaging Corporation of America, Inc. Pactiv Evergreen Inc. Sealed Air Corporation Silgan Holdings, Inc. Sonoco Products Company

Page 24	2026 Proxy Statement

Compensation Matters

Survey Peer Group

Characteristics/Criteria	Broader set of industrial companies (not all publicly traded) Revenue of approximately .5x to 2.0x the Company’s revenue

Purpose	Data sourced from survey responses Primary reference for executive officer roles other than CEO and CFO

Companies

AGCO Corporation

Ball Corporation

Berry Global Group, Inc.

Borg Warner Inc.

Builders First Source, Inc.

Dover Corporation

Eastman Chemical Company

Ecolab Inc.

Fortune Brands Innovations, Inc.

International Paper Company

Leggett & Platt, Incorporated

Martin Marietta Materials, Inc.

Masco Corporation

Mohawk Industries,Inc.

Owens Corning

O-I Glass, Inc.

Packaging Corporation of America

Parker Hannifin Corporation

Rockwell Automation, Inc.

Sonoco Products Company

The Scott’s Miracle-Gro Company

Trane Technologies plc

Vulcan Materials Company

Westlake Corporation

2026 Proxy Statement	Page 25

Compensation Matters

Pay and Performance

Although target compensation for each of our Executives is established at the beginning of each year with reference to the approximate median of the relevant peer group, each Executive’s actual compensation each year may be above or below the target level based on individual, business unit and overall Company performance, as well as changes in the price of the Company’s common stock. The Committee believes that the Company’s compensation program has been successful in aligning pay levels with the performance of the Company over time. The chart below illustrates the relationship between the total compensation of the CEO and the aggregate compensation of the other NEOs (as set forth in the Summary Compensation Table but excluding changes in pension value) and the Company’s Adjusted EBITDA. Adjusted EBITDA is used by the Company as a performance measure for both the MIP and the long-term incentive program because it measures the operational effectiveness of the whole organization while adjusting out charges or credits that are unrelated to core operations. To improve comparability, compensation earned by Ms. Bidlingmaier, our former Executive Vice President and President, Americas, who resigned effective June 2, 2025, and Mr. Lischer, who was appointed as our Interim CFO effective November 7, 2025, has been removed from the aggregate compensation of the other NEOs to result in the aggregate compensation of the remaining four NEOs other than the CEO (each of whom served in their respective positions with the Company for the entirety of 2025, other than Mr. Scherger, who served until November 7, 2025).

CEO and Other NEO Compensation v. Adjusted EBITDA Performance

$1,900,000,000
$1,800,000,000
$1,700,000,000
$1,600,000,000
$1,500,000,000
$1,400,000,000
$1,300,000,000
$1,200,000,000
$1,100,000,000
$1,000,000,000
$900,000,000
$800,000,000
$700,000,000
$600,000,000
$500,000,000
ADJUSTED EBITDA
14,000,000
13,000,000
12,000,000
11,000,000
10,000,000
9,000,000
8,000,000
7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
2021
2022
2023
2024
2025
CEO Pay (Less Change in Pension Value)
Other NEOs Pay (Less Change in Pension Value)

Page 26	2026 Proxy Statement

Compensation Matters

Key Compensation Practices

Below are certain of the Company’s executive compensation practices that we believe are instrumental in achieving the Company’s compensation goals while mitigating risk and maintaining sound compensation practices.

What we do:	What we don’t do:

✓

Maintain a compensation mix that encourages employees to focus on achieving Company- wide profitability and strategic goals over both the short and long term

✓

Structure the majority of compensation paid to Executives as performance-based compensation

✓

Annually benchmark compensation with reference to the approximate median of peer group companies with which we may compete for talent

✓

Establish payout caps on short-term and long- term incentive compensation awards

✓

Retain an independent compensation consultant that is engaged by and reports directly to the Committee

✓

Subject short-term and long-term incentive compensation awards to clawback in the event of a restatement

✓

Require senior officers and members of the Board to maintain minimum equity ownership levels

✓

Review the Company’s compensation plans and practices annually to ensure that they do not encourage excessive risk-taking

×

Permit hedging, pledging or short-sale transactions in the Company’s stock by our employees or members of our Board of Directors

×

Pay dividends on unvested equity-based incentive awards

×

Pay tax gross-ups on change of control severance benefits

×

Provide excessive perquisites to our Executives

Role of our Stockholders

Our stockholders play an important advisory role in determining the appropriateness of the compensation paid to our Executives. At the Annual Meeting of Stockholders on May 21, 2025, 96% of the shares represented and entitled to vote at the Annual Meeting were voted to approve the compensation of the Company’s Named Executive Officers, as discussed and disclosed in the 2025 Proxy Statement. After considering the results of this advisory vote on executive compensation, as well as the advisory votes in 2024 and 2023 that were each approved by over 90%, the Committee concluded that the compensation paid to our Named Executive Officers and the Company’s overall pay practices enjoy strong stockholder support. Going forward, future advisory votes on executive compensation, including the vote on the executive compensation described in this Proxy Statement will serve as an additional tool to guide the Board and the Committee in evaluating the alignment of the Company’s executive compensation program with the interests of the Company and its stockholders.

Note that at the Annual Meeting of Stockholders on May 24, 2023, our stockholders expressed a preference that advisory votes on executive compensation occur every year. Consistent with this preference, the Company is maintaining its practice of an advisory vote on executive compensation once every year. The next required vote on the frequency of stockholder votes on executive compensation will occur at the 2029 Annual Meeting of Stockholders.

2026 Proxy Statement	Page 27

Compensation Matters

Role of the Compensation and Management Development Committee

The Committee is responsible for establishing the Company’s general compensation philosophy and working with management to develop all compensation programs, including the equity compensation programs in which the executive officers participate. The Committee works to ensure that the Company’s practices, policies and programs, including its integrated talent management process and its Company Culture and Engagement Initiatives, link pay to performance, encourage an appropriate degree of risk-taking, are consistent with the Company’s objectives of attracting, retaining, rewarding and motivating key employees, and align the interests of key employees with those of stockholders. The Committee’s annual process for determining the compensation of each NEO is depicted below.

Compensation Process

Page 28	2026 Proxy Statement

Compensation Matters

In addition to setting compensation levels, the Committee annually reviews the Company’s compensation programs and assesses whether any risks arising from such practices, policies and programs are reasonably likely to have a material adverse effect on the Company. The Committee also reviews, evaluates and approves the Company’s health and welfare plan offerings and the Company’s retirement plans to ensure their alignment with the market, effectiveness in attracting and retaining talent and cost effectiveness. The Committee is also responsible for reviewing the Company’s culture programs and integrated talent management processes to assess the success of these programs in facilitating the Company’s short-and long-term objectives. The Committee directs the annual succession planning process for executive officers and facilitates the Board’s review and approval of the President and CEO’s succession plan. The Committee also annually reviews compliance with executive shareholding requirements and monitors any application of the Company’s clawback policy.

Role of Compensation Consultants

The Committee retained WTW to act as the Committee’s independent consultant on executive compensation and benefits throughout 2025. The mandate of the compensation consultant is to work for the Committee in its review of executive compensation practices and programs, including assessing the overall competitiveness of pay levels and program design, and providing updates on market trends and technical considerations. The Committee instructed the compensation consultant to compile and provide data on both total pay and individual elements of compensation among companies in the peer groups, as well as trends in compensation practices that they observed within the peer groups and generally among public companies. The Committee does not rely on the compensation consultant to recommend specific levels of total pay or any specific element of compensation to our Executives (other than the CEO for whom they make a recommendation); such recommendations are developed by management based on information provided by the compensation consultant and then presented to the Committee for consideration. Representatives of WTW attended each of the four Committee meetings in 2025 at the Committee’s request and were available to provide information to the Committee as questions and issues arose. The Committee completes an assessment of the compensation consultant annually. The Committee determined that the compensation consultant is independent after consideration of the SEC’s independence factors.

Role of Executive Officers

The President and CEO and Executive Vice President, Human Resources use the compensation consultant’s executive benchmarking data to make recommendations for base pay, MIP targets and LTIP targets for the Executives (other than the President and CEO). The Committee works with the compensation consultant to propose the compensation design and award amounts for the President and CEO to the Board of Directors.

Overview of Executive Compensation Components

The Committee evaluates the alignment between compensation philosophy, plan design and achievement of short and long-term results to determine the components of our Executives’ compensation program. The Committee structures the majority of compensation to Executives as performance-based compensation. The Company’s 2025 executive compensation program consisted of the compensation components set forth in the table below.

2026 Proxy Statement	Page 29

Compensation Matters

Compensation Components

Element/How it is Paid	Purpose	Description

Base Salary Cash	Compensates Executives for their role and level of responsibility within the Company.	Base salary serves to reward performance and recognize significant increases in the scope of an Executive’s position and responsibilities. Base salary changes take into account market data for similar positions, the Executive’s experience and time in position, any changes in responsibilities and individual performance. Individual performance is determined by the Committee by considering achievement of individual performance goals established at the beginning of each year. Such performance goals support the financial and operational goals established for the Company and may include certain more subjective goals such as talent development, cultural initiatives, compliance and management effectiveness.

Annual Short-Term Incentive under the Management Incentive Plan (“MIP”) Cash	Provides a meaningful short-term cash incentive that rewards the achievement of specified annual financial goals.	The MIP rewards achievement of annual financial goals that support the Company’s annual operating plan. For 2025, the financial measures used were 2025 Adjusted EBITDA and 2025 Cash Flow before Debt Reduction. The annual incentive target for each Executive is a percentage of his or her salary. See the 2025 MIP Performance Goals and the Incentive Targets for the Executives in the following tables.

Long-Term Incentives Shares of Common Stock	Promotes retention and rewards performance over a three-year period, thereby aligning the interests of the Executives with the interests of stockholders.	The Company’s long-term incentive program has two elements: Service RSUs and Performance RSUs. Service RSUs make up one-third of the total long-term incentive value granted to Executives and Performance RSUs make up two-thirds of such value. Service RSUs represent the right to receive one share of the Company’s Common Stock, while Performance RSUs represent the right to earn 0% to 200% (the maximum payout) of the target award based on the Company’s achievement of specific performance goals established for a three-year period. The financial measures for the 2022 grants of Performance RSUs that were paid out during 2025 were 3-Year Aggregate 2022 Adjusted EBITDA (weighted 40%), 3-Year Average 2022 Return on Invested Capital (weighted 40%), and Organic Revenue Growth (weighted 20%), and subject to a Relative Total Shareholder Return modifier that adjusts the payout up or down by 20% (subject to the 200% target maximum). See the 2022 Long-Term Incentive Program Performance Goals and the target award value (as a percentage of salary) for the Executives in the following tables.

Retirement Benefits Matching and Supplemental Contributions	Promotes retention and rewards tenure with the Company.

The Executives are eligible to participate in the Graphic Packaging International, LLC Savings Plan (the “401(k) Plan”) and the Graphic Packaging International, LLC Non-Qualified Deferred Compensation Plan (the “NQDCP”). Under the 401(k) Plan, employees who choose to contribute receive a matching contribution from the Company equal to 100% of the first 4% of contributions and 50% of the next 3% of contributions. Employees who do not participate in the Company’s pension plan are eligible to receive an annual supplemental contribution to the 401(k) Plan equal to 3% of eligible earnings.

The NQDCP permits eligible employees (including the Executives) to defer and contribute from 1% to 50% of their base salary and up to 100% of their MIP payment to the plan. Employees in the NQDCP who do not participate in the Company’s pension plan are eligible for an annual 401(k) restoration matching contribution equal to a percentage of their deferral amount divided by compensation over the annual IRS limit, up to a maximum of 5.5% and an annual supplemental contribution equal to 3% of eligible pay over the annual IRS limits. In addition, the Company provides an employer contribution to the NQDCP equal to 3% of total eligible pay to certain senior executives (including the Executives).

Health and Welfare Benefit Plans Insurance Executive Physical	Promotes the well-being of the Company’s employees and provides comparable benefits to those provided by other companies that compete for high- performing executive talent.	The Executives and all salaried employees may participate in medical, dental, vision, accidental death and dismemberment, business travel accident, prescription drug, life and disability benefit plans. The Executives are also eligible for an executive physical benefit in which the Company pays for an annual physical exam through a specified provider under the Company’s medical plan.

Page 30	2026 Proxy Statement

Compensation Matters

Each of these elements is discussed further below, as well as the methodology used for setting the amount of each type of compensation.

Base Salary

The Committee generally reviews and makes any adjustments to base salaries in connection with changes in position and on a periodic basis that is generally twelve months after the most recent adjustment for the Executive. As shown in the table below, in 2025 the Committee approved base salary increases for the Executives ranging from no increase to 3.75%, with Mr. Doss and Mr. Scherger receiving no increase for 2025 as the Committee decided to make a higher percentage of their compensation incentive or “at risk” compensation. Other base salary increases were based upon each Executive’s performance, scope of responsibilities, market data for executives with similar positions and responsibilities, and internal equity considerations. Such increases became effective as of January 1, 2025, except for Mr. Lischer’s, which became effective on March 16, 2025.

Name	Position	2024 Base Salary	2025 Base Salary	% Change

Michael P. Doss	President and CEO	$1,316,300	$1,316,300	0.00%

Charles D. Lischer	SVP, CAO and Interim CFO	$ 525,000	$ 540,750	3.00%

Stephen R. Scherger	Former EVP and CFO	$ 775,000	$ 775,000	0.00%

Michael J. Farrell	EVP, Mills	$ 525,000	$ 544,700	3.75%

Lauren S. Tashma	EVP, General Counsel and Secretary	$ 638,500	$ 662,500	3.75%

Joseph P. Yost(1)	EVP and President, International	$ 701,500	$ 765,000	9.00%

Maggie K. Bidlingmaier	Former EVP and President, Americas	$ 725,000	$ 752,200	3.75%

(1)

Mr. Yost received a base salary increase of $26,300 as part of the regular base salary adjustments effective as of January 1, 2025, and an additional base salary increase of $37,200 in connection with his appointment as Executive Vice President and President, Americas, effective as of May 1, 2025.

Short-Term Cash Incentive

The Company’s short-term cash incentive opportunity under the MIP rewards the achievement of specified annual financial goals. For 2025, the financial measures used to set such financial goals were 2025 Adjusted EBITDA and 2025 Cash Flow Before Debt Reduction, each weighted 50% in the calculation. The Committee chose these financial metrics because they are well understood objective targets and have a direct link to the Company’s annual business plan. The degree to which MIP pays out varies both up and down based on business performance (up to a maximum of 200% of target), as reflected in the following chart.

2025 MIP Performance Goals

2025 Adjusted EBITDA (Weighted 50%)			2025 Cash Flow Before Debt Reduction (Weighted 50%)[1]

Performance		Payout	Performance		Payout

<90% of Target	$1,575 Million	0%	<85% of Target	$540 Million	0%

Target	$1,750 Million	100%	Target	$635 Million	100%

110% of Target	$1,925 Million	200%	115% of Target	$730 Million	200%

Actual Performance	$1,372 Million	0%	Actual Performance	$467 Million	0%

	Total Payout		0.0% of Target Payout

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Compensation Matters

Adjustments to MIP target levels are made periodically, taking into consideration the relevant peer group, the CEO’s recommendations (for Executives other than himself) and input from the compensation consultant. In setting the 2025 MIP target levels, the Committee primarily looked at positioning within the peer group in deciding to leave the target percentages the same as in 2024 (other than Mr.Yost’s, which was increased to 85% in connection with his appointment as Executive Vice President and President, Americas, effective May 1, 2025). The annual incentive target (as a percentage of base salary) for each of the Executives for 2024 and 2025 is set forth below:

Name	2024 Incentive Target	2025 Incentive Target

Michael P. Doss	135%	135%

Charles D. Lischer	60%	60%

Stephen R. Scherger	85%	85%

Michael J. Farrell	70%	70%

Lauren S. Tashma	80%	80%

Joseph P. Yost	75%	85%

Maggie K. Bidlingmaier	85%	85%

Short-Term Cash Incentive Payouts for 2025. Cash incentive payouts under the MIP for the Executives are shown in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table. The Company’s performance with respect to its 2025 Adjusted EBITDA performance goal was 78% of target and with respect to its 2025 Cash Flow Before Debt Reduction performance goal was 74% of target, resulting in no MIP payout for 2025.

For more information on the 2025 annual incentive opportunities for the Executives, refer to the “Grants of Plan-Based Awards” table in this Proxy Statement. The column titled “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” provides the estimated payouts for the Executives at threshold, target and maximum performance levels for 2025.

Long-Term Incentives

The Committee has designed the long-term equity incentive program to be consistent with its desire to tie a larger percentage of the Executives’ total compensation to Company performance. Accordingly, one-third of the total long-term incentive value is granted in Service RSUs and two-thirds is granted in Performance RSUs. Both Service RSU and Performance RSU grants are intended to retain Executives during a multi-year vesting period and promote equity ownership.

Performance RSUs granted under the long-term incentive program generally vest in full on the third anniversary of the grant date (assuming the Executive has continued in his or her employment by the Company through such date). Service RSUs granted in 2025 vest in three approximately equal tranches on the first, second and third anniversaries of the grant date. Upon death, disability, or involuntary termination without cause, a proportion of the RSUs vests. Upon retirement (as defined in the grant agreement), all of the RSUs vest if the participant continued in the employment of the Company through December 31st of the year in which the grant occurred and subsequently retired and the participant provided written notice to the Company of his or her retirement at least six (6) months prior to the date of termination of employment due to retirement. If the participant is a Vice President or above and did not provide written notice to the Company of his or her decision to retire at least six (6) months prior to the termination of employment due to retirement, then only a portion of the RSUs vest. In the event of an Involuntary Termination or Termination for Good Reason within one year following the date of a change of control (as defined in the Graphic Packaging Holding Company 2024 Omnibus Incentive Compensation Plan (the “2024 Plan”)), all Service RSUs and earned Performance RSUs vest in full. The number of Performance RSUs considered earned in the event of a change of control is determined based on assumed target performance for the performance period.

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Payout of 2022 Grants. In February 2025, the Committee approved the payout of the Performance RSUs granted in 2022 at 200% of target, based on the achievement of the performance goals for the three-year performance period shown below, as adjusted by the relative total shareholder return modifier.

2022 Long-Term Incentive Program Performance Goals

3-Year Aggregate 2022 Adjusted EBITDA (Weighted 40%)			3-Year Aggregate 2022 Return on Invested Capital (Weighted 40%)			3-Year Organic Revenue Growth (Weighted 20%)

Performance		Payout	Performance		Payout	Performance		Payout

<90% of Target	$4,116 Million	0%	<90% of Target	11.05%	0%	0%	0 bp	0%

Target	$4,573 Million	100%	Target	12.28%	100%	50%	150 bp	50%

<110% of Target	$5,030 Million	200%	<110% of Target	13.51%	200%	100%	300 bp	100%

Actual Performance	$5,158 Million		Actual Performance	14.14%		150%	450 bp	150%

Combined Payout before TSR modifier 196%

TSR modifier 120%

Total Payout 200%

The Company achieved 3-Year Aggregate 2022 Adjusted EBITDA of $5,158 million (112.8% of target) resulting in a payout of this component at 200%, 3-Year Average 2022 Return on Invested Capital of 14.14% (115.1% of target) resulting in a payout of this component at 200%, and 3-year Organic Revenue Growth of 5.5% resulting in a payout of this component at 182%. Overall performance of these performance measures resulted in a combined payout at 196% of target prior to application of the TSR modifier. The Company’s performance with respect to TSR was at the 96.6 percentile, which resulted in a 120% payout modifier. Applying the TSR modifier to the Company’s 196.4% performance under the performance measures, the payout was 200% of target.

2025 Grants. In February 2025, the Company granted both Service RSUs and Performance RSUs to each Executive, under the long-term incentive program. For Executives, other than Mr. Lischer, the total number of RSUs granted was set based on a value delivered as a percentage-of-salary formula, with the percentage established based on a review of responsibilities, market data and internal equity considerations. Mr. Lischer’s grant was based on an annual target amount of $550,000. The value determined by the percentage of salary, or in Mr. Lischer’s case, the target amount, was then converted to the total number of RSUs by dividing the value by the average stock price of the Company’s common stock during January 2025. One-third of the total number of RSUs was granted as Service RSUs and two-thirds was granted as Performance RSUs. The target value of RSUs granted under the long-term incentive program (as a percentage of salary) during 2024 and 2025 for each of our Executives is set forth below:

Name	2024 Target	2025 Target

Michael P. Doss	560%	580%

Charles D. Lischer	105%	102%

Stephen R. Scherger	250%	270%

Michael J. Farrell	185%	185%

Lauren S. Tashma	200%	200%

Joseph P. Yost(1)	185%	185%

Maggie K. Bidlingmaier	225%	260%

(1)

Mr. Yost’s 2025 grants of Restricted Stock Units was made in February 2025 at a target rate of 185%. In May 2025 his target percentage increased to 200% for purposes of future grants as a result of his transition to the role of Executive Vice President and President, Americas.

For the Performance RSUs granted in 2025, the performance goals consist of a preset aggregate 2025 Adjusted EBITDA target amount, a 2025 Return on Invested Capital target and an Organic Revenue Growth target percentage. The actual 2025 Adjusted EBITDA, 2025 Return on Invested Capital and Organic Revenue Growth targets are not disclosed here, as the Committee believes they constitute sensitive competitive information. The actual targets will be disclosed after payout. The Adjusted EBITDA goal is weighted in the calculation of the Company’s annual

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Compensation Matters

achievement at 40%, the Return on Invested Capital percentage goal is weighted in the calculation at 40% and the Organic Revenue Growth goal is weighted at 20%. Total payout is also subject to a relative TSR modifier, which can modify payouts earned up or down by up to 20% (subject to the 200% of target cap). This payout modifier measures the Company’s stock performance against other similar companies and helps to more closely align management and stockholders’ interests.

Health and Welfare Benefit Plans

The Committee believes that it is necessary to provide health and welfare benefits to promote the well-being of the Company’s employees and to remain competitive in the recruitment of high-performing talent. The health and welfare benefit plans are similar to those provided by the Company’s peer group companies.

Perquisites

The Company generally does not provide significant perquisites to its Executives, other than Company-initiated relocation benefits (and tax gross-ups with respect thereto) and executive physicals.

Retirement Benefits

Qualified and Non-Qualified Defined Benefit Plans. During 2019 and 2020, the Company settled its liabilities under the GPI U.S. Consolidated Pension Plan (the “Pension Plan”) through lump-sum payouts to participants and the purchase of a group annuity contract that transferred the Company’s remaining pension benefit obligations to an insurance company. Following completion of these actions, none of the Executives participate in the Company’s remaining qualified pension plan, although Messrs. Doss and Yost still have balances in the Company’s supplemental executive retirement plans.

Qualified and Non-Qualified Defined Contribution Plans. Executives and all other non-union employees who meet certain service requirements are eligible to participate in the 401(k) Plan, which is a qualified defined contribution plan under the rules of the IRS. Employees hired on or after January 1, 2008 or who are no longer able to participate in the Pension Plan are eligible for an annual supplemental contribution by the Company to their 401(k) Plan account equal to 3% of eligible earnings.

Executives and other eligible senior employees are also eligible to participate in the NQDCP. This plan allows Executives and other senior employees to contribute to and receive contributions from the Company on a basis that would be commensurate with other employees as a percent of pay. The plan offers investment options that generally mirror those available under the Company’s 401(k) Plan. Annually, the Company makes a 401(k) restoration matching contribution on behalf of those participants who do not participate in or receive future service accruals under the Company’s Pension Plans equal to a percentage of their annual deferral amount divided by compensation over the annual IRS limit, up to a maximum of 5.5%. The Company also makes a supplemental contribution equal to 3% of eligible earnings over the annual IRS limit for Executives and senior executives of the Company. The NQDCP also provides an employer contribution equal to 3% of eligible earnings for eligible senior executives (including the Executives).

Employment Agreements, Severance Arrangements and Change of Control Provisions

Prior to September 26, 2024, Messrs. Doss, Scherger and Yost had employment agreements with generally uniform provisions, including non-competition and non-solicitation covenants, as well as claims releases and severance provisions. The employment agreements specified the initial position, base salary and aggregate annual bonus opportunity (as a percentage of base salary) for each Executive at the time the agreement was entered into, as well as severance arrangements under different circumstances. Messrs. Doss, Scherger and Yost could receive severance benefits if they were terminated involuntarily without cause or terminated voluntarily for Good Reason (as defined below) within 30 days of the Good Reason event. The Good Reason provision in the agreements was designed to equalize the treatment of voluntary terminations for Good Reason with involuntary terminations without cause. Doing so enabled the contracts to fulfill their purpose of promoting retention during times of uncertainty and transition. “Good Reason” as defined in the agreements includes material reduction in position, responsibilities or duties, failure by the Company to obtain the assumption of the agreement by a successor company, reduction in base salary (unless the reduction does not exceed 10% and is applied uniformly to all similarly situated executives), breach of agreement or mandatory relocation (other than in connection with promotion) of more than 50 miles.

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On September 26, 2024, Mr. Scherger and Mr. Yost voluntarily terminated each of their employment agreements due to changes in the Executive Severance Plan that enhanced the severance benefits for all Executive Vice Presidents in the event of a termination of service after a change in control of the Company. The changes substantially eliminated the need for employment agreements for Mr. Scherger and Mr. Yost, but did not address all of the provisions in Mr. Doss’s Employment Agreement, which remained in place through December 31, 2025. For Mr. Doss, the severance benefit is an amount equal to one year’s base salary, his target bonus for the year in which termination occurs and his actual bonus based on the plan targets, prorated for the number of days Mr. Doss is employed during the year in which termination occurs. Mr. Doss also receives health and welfare benefits for one year after termination. Mr. Doss vests in any unvested equity awards on the date of his termination as if he were retirement eligible (daily pro-rata vesting) without regard to his actual age or years of service on the date of termination. In addition, if Mr. Doss is separated from service without cause or for Good Reason within one year of a change in control, he receives (i) an additional year of base salary, and (ii) instead of the pro-rata bonus, a bonus equal to the target level bonus for the year in which the separation occurs (assuming that all performance targets had been achieved) multiplied by two. All benefit payments under Mr. Doss’s Employment Agreement are conditioned upon him executing and returning a claims release to the Company.

All of the executives except Mr. Doss are eligible to participate in the Graphic Packaging International, LLC Executive Severance Plan. The Executive Severance Plan provides severance benefits equal to one year’s base salary and a pro-rata bonus if the Executive is terminated involuntarily without cause or terminates his or her employment for Good Reason. If such a termination occurs within two years after a change in control, Executives receive an amount equal to two times the sum of his or her base salary and his or her target bonus. Payments under the Executive Severance Plan are conditioned upon the participant executing a release that includes a general release of claims against the Company and an agreement to certain confidentiality, non-competition and non-solicitation of employee and customer provisions.

In addition to the change in control provisions in Mr. Doss’s Employment Agreement and the Executive Severance Plan, the Service RSUs and Performance RSUs granted in 2025 (after the implementation of the 2024 Omnibus Incentive Compensation Plan) provide that for Awards assumed by the Surviving Entity or otherwise equitably substituted in connection with a Change in Control, such Awards shall have accelerated vesting and payout if the Participant’s service is terminated without Cause or the Participant resigns for Good Reason within one year after the effective date of a change in control. The 2024 Omnibus Incentive Compensation Plan (the “2024 Plan”) also provides that for Awards not assumed by the Surviving Entity or otherwise equitably substituted in connection with a change in control, such Awards shall have accelerated vesting and payout in the event of a change in control. A “change in control” of the Company means any of the following events under the 2024 Plan:

(i)

during any consecutive 12-month period, individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of such Board, provided that any person becoming a director after the beginning of such 12-month period and whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to the election or removal of directors (“Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board (“Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director; or

(ii)

any Person becomes a Beneficial Owner, directly or indirectly, of either (A) 30% or more of the then-outstanding shares of common stock of the Company (“Company Common Stock”) or (B) securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of directors (the “Company Voting Securities”); provided, however, that for purposes of this subsection (ii), the following acquisitions of Company Common Stock or Company Voting Securities shall not constitute a Change in Control: (w) an acquisition directly from the Company, (x) an acquisition by the Company or a Subsidiary, (y) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (z) an acquisition pursuant to a Non-Qualifying Transaction (as defined in subsection (iii) below); or

(iii)

the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or a Subsidiary (a “Reorganization”), or the sale or other disposition of all or substantially all of the Company’s assets (a “Sale”) or the acquisition of assets or stock of another corporation or other entity (an “Acquisition”), unless immediately following such Reorganization, Sale or Acquisition: (A) all or substantially all of the individuals and entities who were the Beneficial Owners,

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Compensation Matters

respectively, of the outstanding Company Common Stock and outstanding Company Voting Securities immediately prior to such Reorganization, Sale or Acquisition beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Reorganization, Sale or Acquisition (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets or stock either directly or through one or more subsidiaries, the “Surviving Entity”) in substantially the same proportions as their ownership, immediately prior to such Reorganization, Sale or Acquisition, of the outstanding Company Common Stock and the outstanding Company Voting Securities, as the case may be, and (B) no Person (other than (x) the Company or any Subsidiary, (y) the Surviving Entity or its ultimate parent entity, or (z) any employee benefit plan (or related trust) sponsored or maintained by any of the foregoing is the Beneficial Owner, directly or indirectly, of 30% or more of the total common stock or 30% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Surviving Entity, and (C) at least a majority of the members of the board of directors of the Surviving Entity were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization, Sale or Acquisition (any Reorganization, Sale or Acquisition which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction”); or

(iv)	approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

The foregoing events were chosen to trigger the vesting and payout of RSUs because they constitute a fundamental change in the ownership or control of the Company, which materially alters the prospects and future of the Company and, therefore, the employment conditions and opportunities for the members of management, including the Executives, who receive RSUs.

Policies Applicable to Executive Officers

Clawback Provisions

In November 2023, the Committee approved and adopted the Graphic Packaging Holding Company Compensation Recoupment Policy (the “Clawback Policy”). The mandatory portion of the Clawback Policy is intended to comply with the applicable listing standards of New York Stock Exchange and Rule 10D-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and requires the Company to recover reasonably promptly the amount of all “erroneously-awarded compensation” (as defined in the Clawback Policy) received by an Executive Officer or former Executive Officer over the prior three fiscal years in the event that the Company is required to prepare an accounting restatement. The discretionary portion of the Clawback Policy gives the Committee or the Board the ability to apply the mandatory portions of the Clawback Policy to additional employees of the Company that have been designated as “Other Covered Persons” and notified that they are subject to the policy. The discretionary portion of the Clawback Policy also gives the Committee or the Board the authority to recoup additional types of compensation such as the portion of equity awards that constitute service-based compensation and were granted, vested, exercised or paid to an Executive Officer or Other Covered Person during the prior three fiscal years. The Committee or the Board may also apply the discretionary portion of the Clawback Policy to recover incentive compensation or service-based compensation in the event that the Committee determines that an Executive Officer or Other Covered Person has engaged in misconduct (as defined in the Clawback Policy) harmful to the Company.

During 2025, the Company did not have an accounting restatement that triggered the application of the mandatory portion of the Clawback Policy to any compensation paid to an Executive Officer or a former Executive Officer.

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Stock Ownership Guidelines
The Company has adopted stock ownership guidelines that apply to the non-management
members of our Board of Directors and our senior officers (including the Executives). The guidelines require such persons to maintain beneficial ownership of the Company’s common stock having a value equal or greater than:

•	5x the annual cash retainer paid to the non-management members of the Board of Directors;

•	6x the base salary paid to the President and CEO;

•	3x the base salary paid to the Executive Vice Presidents; and

•	1x the base salary paid to the Senior Vice Presidents.
Only shares owned outright and share equivalents held in the 401(k) Plan and the Directors’
Non-Qualified
Deferred Compensation Plan are counted toward stock ownership. Directors and executive officers are expected to achieve their applicable ownership levels within five years of becoming subject to the guidelines. All of the Company’s non-management
Directors and Executives are in compliance or on target to comply with the guidelines.
Insider Trading/Hedging and Pledging Policy
The Company has adopted an insider trading policy (the “Policy on Trading in Securities of Graphic Packaging Holding Company” or the “Policy”) governing the purchase, sale or other disposition of the Company’s securities by directors, officers and employees. The Policy and the procedures described therein are reasonably designed to promote compliance with insider trading laws, rules, regulations and any listing standards of the New York Stock Exchange applicable to the Company.
Included in the Policy are the Company’s restrictions on the hedging or pledging of the Company’s securities. Such restrictions prohibit any director, officer, employee or agent of the Company or its subsidiaries, including their immediate family members and others in their households (each a “Company Associate”) from entering into short sales, publicly-traded options and hedging transactions such as zero cost collars and forward sale contracts that allow the Company Associate to lock in much of the value of his or her securities or continue securities ownership without the full risks and rewards of such ownership. In addition, Company Associates are prohibited from pledging the Company’s securities, including through holding such securities in margin accounts or pledging such securities as collateral for a loan.
A copy of the Company’s policy was filed as Exhibit 19.1 to its Annual Report on Form
10-K
for the year ended December 31, 2025.
Tax and Accounting Considerations
Favorable accounting and federal corporate income tax treatment of the various elements of our compensation program is a consideration in its design. However, because the Committee’s policy is to maximize long-term stockholder value, it is not a primary consideration.

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Compensation Matters

COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth the compensation paid to or earned by the Company’s PEO (Mr. Doss), PFO (Mr. Lischer), Former PFO (Mr. Scherger), the Company’s three other most highly paid executive officers who were serving as executive officers on December 31, 2025, and one additional officer, Ms. Bidlingmaier, for whom disclosure would have been provided as one of the three most highly paid executive officers if she was serving as an executive officer of the Company on December 31, 2025 (collectively, the “Named Executive Officers”), for each of the three fiscal years ended December 31, 2025.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(2)	All Other Compensation ($)		Total ($)(3)

Michael P. Doss(4) Former President and Chief Executive Officer (Principal Executive Officer)	2025	1,316,300	–	7,495,753	–	85,167	207,527	(5)	9,104,747
	2024	1,316,300	–	7,158,044	462,021	–	471,590		9,407,955
	2023	1,316,300	–	7,291,291	2,718,818	70,380	540,714		11,937,503

Charles D. Lischer(6) Senior Vice President, Chief Accounting Officer and Interim Chief Financial Officer (Principal Financial Officer)	2025	537,469	–	540,007	–	–	93,363	(7)	1,170,839

Stephen R. Scherger(8) Former Executive Vice President and Chief Financial Officer	2025	676,883	–	2,054,480	–	–	100,389	(9)	2,831,752
	2024	775,000	–	1,881,456	171,275	–	209,616		3,037,347
	2023	745,000	–	1,829,766	968,873	–	221,469		3,765,107

Michael J. Farrell Executive Vice President, Mills	2025	544,700	–	989,379	–	–	61,930	(10)	1,596,009

Lauren S. Tashma Executive Vice President, General Counsel and Secretary	2025	662,500	–	1,300,931	–	–	95,828	(11)	2,059,259
	2024	638,500	–	1,240,062	132,808	–	161,630		2,172,999
	2023	615,000	–	1,124,817	705,713	–	166,923		2,612,452

Joseph P. Yost Executive Vice President and President, Americas	2025	752,600	–	1,321,961	–	32,031	189,153	(12)	2,295,745
	2024	701,500	–	1,260,233	136,793	–	272,935		2,371,460
	2023	676,000	–	1,307,043	775,710	25,730	398,490		3,182,973

Maggie Bidlingmaier(13) Former Executive Vice President and President, Americas	2025	340,795	–	1,920,175	–	–	59,003	(14)	2,319,973
	2024	725,000	–	1,584,072	160,225	–	188,171		2,657,467
	2023	682,500	–	1,355,282	835,380	–	192,553		3,065,715

(1)

Amounts shown in this column represent the aggregate fair value of Service RSUs and Performance RSUs as of the date of grant, computed in accordance with FASB ASC Topic 718. The value of Performance RSUs assumes performance occurs at target level. The value of 2025 Stock Awards assuming payout of Performance RSUs at the maximum level is as follows: Mr. Doss: $12,553,711; Mr. Lischer: $904,387; Mr. Scherger: $3,440,813; Mr. Farrell: $1,656,997; Ms. Tashma: $2,178,772; Mr. Yost: $2,214,002; and Ms. Bidlingmaier: $3,215,882.

(2)

The amounts set forth in this column for Messrs. Doss and Yost for 2025 and 2023 represent increases only under the Supplemental Retirement Plans. The present value of Mr. Doss and Mr. Yost’s accumulated benefits under our Supplemental Retirement Plans decreased by $31,477 and $13,274, respectively, during 2024 due to an increase in discount rates used to calculate the present value of their accumulated benefits. Mr. Lischer, Mr. Scherger, Mr. Farrell, Ms. Tashma and Ms. Bidlingmaier do not participate in the Company’s U.S. Consolidated Pension Plan or Supplemental Retirement Plans. None of the Named Executive Officers realized above market or preferential earnings on deferred compensation.

(3)	Amounts in this column may not equal the sum of the amounts in the line exactly due to rounding.

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(4)	Mr. Doss relinquished his role as the Company’s President and Chief Executive Officer effective January 1, 2026.

(5)

The amount shown for Mr. Doss represents (i) $24,923 of Company matching and supplemental contributions to the Company’s 401(k) Plan; (ii) $174,757 of Company matching and supplemental contributions to the NQDCP; (iii) $4,591 for Executive Disability Insurance; and (iv) $3,256 for an executive physical.

(6)	Mr. Lischer was appointed as Interim Chief Financial Officer effective as of November 7, 2025.

(7)

The amount shown for Mr. Lischer represents (i) $29,750 of Company matching and supplemental contributions to the Company’s 401(k) Plan; (ii) $22,896 of Company matching and supplemental contributions to the NQDCP; (iii) $5,236 for Executive Disability Insurance; and (iv) a $25,000 allowance in connection with Mr. Lischer’s prior role as Senior Vice President, International Finance, and $10,481 of tax gross-up related thereto.

(8)	Mr. Scherger resigned as Executive Vice President and Chief Financial Officer effective as of November 7, 2025.

(9)

The amount shown for Mr. Scherger represents (i) $28,044 of Company matching and supplemental contributions to the Company’s 401(k) Plan; (ii) $67,788 of matching and supplemental contributions to the NQDCP; and (iii) $4,557 for Executive Disability Insurance.

(10)

The amount shown for Mr. Farrell represents (i) $26,259 of Company matching and supplemental contributions to the Company’s 401(k) Plan; (ii) $27,915 of Company matching and supplemental contributions to the NQDCP; (iii) $4,745 for Executive Disability Insurance; (iv) $300 for financial counseling fees; and (v) $2,711 for an executive physical.

(11)

The amount shown for Ms. Tashma includes (i) 26,017 of Company matching and supplemental contributions to the Company’s 401(k) Plan; (ii) $61,710 of Company matching and supplemental contributions to the NQDCP; (iii) $4,785 for Executive Disability Insurance and (iv) $3,316 for an executive physical.

(12)

The amount shown for Mr. Yost represents (i) $27,956 of Company matching and supplemental contributions to the Company’s 401(k) Plan; (ii) $71,096 of Company matching and supplemental contributions to the NQDCP; (iii) $4,442 of Executive Disability Insurance; (iv) a housing allowance of $62,395; (v) $2,600 for financial counseling and tax preparation fees; (vi) $18,992 for a foreign auto allowance; and (vii) $1,672 for a foreign exchange rate correction.

(13)	Ms. Bidlingmaier relinquished her position as Executive Vice President and President, Americas effective May 1, 2025 but remained an employee of the Company until June 2, 2025.

(14)

The amount shown for Ms. Bidlingmaier represents (i) $28,423 of Company matching and supplemental contributions to the Company’s 401(k) Plan; (ii) $27,867 of Company matching and supplemental contributions to the NQDCP; and (iii) $2,713 for Executive Disability Insurance.

Additional Information regarding the Summary Compensation Table

Salary. The amounts shown as salaries in the Summary Compensation Table for 2025 represent amounts actually paid during 2025 and may not be the same as base salary levels at fiscal year end. The salaries shown include amounts contributed to the Company’s 401(k) Plan and NQDCP by the Executive. The amounts shown for Mr. Scherger and Ms. Bidlingmaier include $14,904 and $24,244, respectively, of accrued vacation compensation paid out upon the termination of employment with the Company.

Non-Equity Incentive Plan Compensation. The Company’s MIP is designed to provide short-term incentive awards based upon the accomplishment by the Company of performance goals established at the beginning of each year. Awards are paid in cash during the first quarter of the following year.

Stock Awards. In 2025, the Compensation and Management Development Committee and the Board approved grants of RSUs under the 2024 Plan to our Named Executive Officers. These grants were made up of Service RSUs (one-third of total grant value) and Performance RSUs (two-thirds of total grant value). The number of shares paid out pursuant to the Performance RSUs is determined by the accomplishment of certain performance metrics established by the Board of Directors. For the 2025 grants, the performance metrics are Adjusted EBITDA for the three-year period ending December 31, 2027 (40% weight), average Return on Invested Capital for the three-year period ending December 31, 2027 (40% weight) and Organic Revenue Growth (20% weight). Performance RSUs are also subject to a relative Total Stockholder Return modifier, which adjusts payouts by up to 20% (up or down), subject to the 200% of target cap. The Service RSUs vest in three approximately equal tranches on the first, second and third anniversaries of the date of grant, the Performance RSUs vest on the third anniversary of the date of grant and all of the RSUs are payable in shares of the Company’s common stock.

Change in Pension Value and Non-Qualified Deferred Compensation Earnings. Amounts shown in the Change in Pension Value and Non-Qualified Deferred Compensation column of the Summary Compensation Table represent the aggregate increase (if any) in the present value of accumulated benefits under our Supplemental Plans during 2025. None of the Named Executive Officers realized above-market or preferential earnings on deferred compensation.

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Compensation Matters

2025 CEO Pay Ratio Information

In accordance with Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Item 402(u) of Regulation S-K promulgated under the Exchange Act, the Company is required to determine and disclose the total annual compensation of the Company’s Principal Executive Officer (who is Michael P. Doss, the Company’s President and CEO as of December 31, 2025) and the total annual compensation of the employee with the median of the total annual compensation of all employees of the Company (excluding Mr. Doss) and then express these amounts as a ratio.

The Company conducted a review to identify the employee with the median total annual compensation for 2025. As in prior years, the Company chose all cash compensation paid during the calendar year to each of its domestic and international employees as of December 31, 2025 as its consistently applied compensation measure. The Company did not annualize salaries for those employees who started working for the Company midyear or those employees who were on leave for a portion of the year. For those international employees paid in a different currency, the Company converted the total of all cash compensation paid to such employees to U.S. dollars, based on the exchange rate in effect on December 31, 2025.

Using the median employee identified based upon 2025 data, the Company determined the median employee’s total annual compensation for 2025 was $56,506. The total annual compensation of our President and CEO for 2025 was $9,104,747. The ratio of the total annual compensation of our President and CEO to the median employee’s total annual compensation was 161:1.

The following table sets forth information regarding the grants of annual cash incentive compensation and annual equity compensation during 2025 to the Named Executive Officers.

Grants of Plan-Based Awards in Fiscal 2025

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards; Number of Shares of Stock or Units(5)	Grant Date Fair Value of Stock Awards ($)(6)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)(2)	Target (#)(3)	Maximum (#)(4)

Michael P. Doss		0	1,777,005	3,554,010

	2/26/2025				0	186,299	372,598		5,058,018

	2/26/2025							93,150	2,437,736

Charles D. Lischer		0	322,481	644,963

	2/26/2025				0	13,421	26,842		364,380

	2/26/2025							6,711	175,627

Stephen R. Scherger		0	658,750	1,317,500

	2/26/2025				0	51,062	102,124		1,386,333

	2/26/2025							25,531	668,146

Michael J. Farrell		0	381,290	762,580

	2/26/2025				0	24,590	49,180		667,619

	2/26/2025							12,295	321,760

Lauren S. Tashma		0	530,000	1,060,000

	2/26/2025				0	32,333	64,666		877,841

	2/26/2025							16,167	423,090

Joseph P. Yost		0	624,750	1,249,500

	2/26/2025				0	32,856	65,712		892,040

	2/26/2025							16,428	429,921

Maggie K. Bidlingmaier		0	639,370	1,278,740

	2/26/2025				0	47,724	95,448		1,295,707

	2/26/2025							23,862	624,469

(1)	The amounts set forth in these columns reflect the threshold, target and maximum cash payments that could have been earned during 2025 under the MIP.

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(2)

Amounts in this column represent the threshold number of Performance RSUs that will be paid out assuming Company performance occurs at less than 90% of the Adjusted EBITDA performance measure, less than 90% of the Return on Invested Capital performance measure or less than 1% of the Organic Revenue Growth performance measure under the 2025 long-term incentive program (the “2025 LTIP”).

(3)

Amounts in this column represent the number of Performance RSUs granted to each of the Named Executive Officers. This is the number of Performance RSUs that will be paid out assuming Company performance at the target levels under the 2025 LTIP.

(4)	Amounts in this column represent the maximum number of Performance RSUs that will be paid out to each of the Named Executive Officers under the 2025 LTIP, which is 200% of the target level grant.

(5)

Amounts in this column represent the number of Service RSUs granted to each of the Named Executive Officers in 2025. The Service RSUs vest in three approximately equal tranches on the first, second and third anniversaries of the date of grant, or earlier upon termination following a change in control or on a pro-rata basis upon a termination of employment due to death, disability or retirement.

(6)

Amounts in this column represent the aggregate grant date fair value of Performance RSUs and Service RSUs, computed in accordance with FASB ASC Topic 718. The value of the Performance RSUs assumes performance occurs at target level.

The following table sets forth the aggregate outstanding RSUs held by the Named Executive Officers at the end of fiscal 2025. None of the Named Executive Officers held any stock options at the end of fiscal 2025.

Outstanding Equity Awards at 2025 Fiscal Year End

	Stock Awards
Name	Grant Date	Numbers of Shares or Units of Stock That Have Not Vested(1)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(4)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)

Michael P. Doss	2/26/2025	93,150	1,402,839	186,299	2,805,663

	2/15/2024	64,357	969,216	192,111	2,893,192

	2/15/2023	102,579	1,544,840	205,157	3,089,664

Charles D. Lischer	2/26/2025	6,711	101,068	13,421	202,120

	2/15/2024	4,802	72,318	14,335	215,885

	2/15/2023	7,058	106,293	14,115	212,572

Stephen R. Scherger	2/26/2025	10,851	163,416	11,892	179,094

	2/15/2024	12,151	182,994	29,999	438,231

	2/22/2023	23,415	352,630	46,831	705,275

Michael J. Farrell	2/26/2025	12,295	185,163	24,590	370,325

	2/15/2024	8,481	127,724	25,313	381,214

	2/15/2023	13,982	210,569	27,963	421,123

Lauren S. Tashma	2/26/2025	16,167	243,475	32,333	486,935

	2/15/2024	11,150	167,076	33,281	501,212

	2/15/2023	15,825	238,325	31,649	476,634

Joseph P. Yost	2/26/2025	16,428	247,406	32,856	494,811

	2/15/2024	11,331	169,786	33,823	509,374

	2/15/2023	18,388	276,923	36,777	553,862

Maggie Bidlingmaier	2/26/2025	3,859	58,117	4,228	63,674

	2/15/2024	7,669	115,495	18,365	276,577

	2/15/2024	14,592	219,756	29,184	439,511

(1)	The numbers in this column represent the number of Service RSUs held by each of the Named Executive Officers as of December 31, 2025.

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Compensation Matters

(2)

The Service RSUs granted in 2025 and 2024 vest in three approximately equal tranches on the first, second and third anniversaries of the date of grant and the Service RSUs granted in 2023 vest on the third anniversary of the date of grant, in each case, except in the event of death, disability, retirement or a change of control.

(3)	Amounts in this column are calculated based on the closing price of the Company’s common stock on December 31, 2025.

(4)	The numbers in this column represent the number of Performance RSUs reflected at target payout level held by each of the Named Executive Officers as of December 31, 2025.

(5)	The Performance RSUs vest on the third anniversary of the date of grant except in the event of death, disability, retirement or a change of control.

The following table sets forth information regarding RSUs held by the Named Executive Officers that vested and were paid out during 2025.

Option Exercises and Stock Vested

	Stock Awards(1)

Name	No. of Shares Acquired on Vesting	Value Realized on Vesting ($)(2)

Michael P. Doss	591,826	16,014,286

Charles D. Lischer	37,068	1,002,879

Stephen R. Scherger	146,748	3,970,687

Michael J. Farrell	84,261	2,280,159

Lauren S. Tashma	89,269	2,415,263

Joseph P. Yost	109,908	2,974,132

Maggie K. Bidlingmaier	111,342	3,012,406

(1)

Only Stock Awards are included in the table because none of the Named Executive Officers held or exercised any stock options during 2025. The numbers in this column show the aggregate number of Performance RSUs and Service RSUs vested and paid out during 2025.

(2)	Value realized represents the fair market value of the shares on the vesting date.

Pension Benefits at 2025 Fiscal Year End

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)

Michael P. Doss(2)	Riverwood International Supplemental Retirement Plan	11	942,788	–

	Graphic Packaging Supplemental Retirement Plan	5	13,123	–

Charles D. Lischer	–	–	–	–

Stephen R. Scherger	–	–	–	–

Michael J. Farrell	–	–	–	–

Lauren S. Tashma	–	–	–	–

Joseph P. Yost(2)	Riverwood International Supplemental Retirement Plan	11	339,009	–

Maggie Bidlingmaier	–	–	–	–

(1)

The valuation method and assumptions used in calculating the present value of the accumulated benefits are set forth in Note 8 of the Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

(2)

Benefit service was frozen on December 31, 2004 for both the GPIC Retirement Plan and the Graphic Packaging Supplemental Retirement Plan. Mr. Doss was transferred to the Riverwood International Employees Retirement Plan and the Riverwood International Supplemental Retirement Plan as of January 1, 2005. Mr. Doss and Mr. Yost’s benefit service for the Riverwood

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International Employees Retirement Plan and the Riverwood International Supplemental Retirement Plan was frozen as of June 30, 2011. Effective January 1, 2017 the Riverwood International Employees Retirement Plan and the GPIC Retirement Plan were merged into the GPI US Consolidated Pension Plan, but are shown separately in the table above because they are treated as subplans under the consolidated plan.

The following table sets forth information regarding the Named Executive Officers’ participation in the Company’s NQDCP.

2025 Nonqualified Deferred Compensation

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(3)

Michael P. Doss	138,343	174,757	1,907,153	–	11,909,326

Charles D. Lischer	176,978	22,896	443,147	–	2,537,446

Stephen R. Scherger	59,919	67,788	621,682	–	6,441,053

Michael J. Farrell	2,406	27,915	246,506	–	1,352,975

Lauren S. Tashma	36,853	61,710	368,909	–	2,195,986

Joseph P. Yost	35,102	71,096	406,108	–	3,257,099

Maggie K. Bidlingmaier	27,356	27,867	130,059	431,318	353,205

(1)	These amounts were included as 2025 compensation in the “Salary” or “Non-Equity Incentive Plan Compensation” columns in the Summary Compensation Table.

(2)

These amounts, which were earned as of 2025 fiscal year end but not contributed until early 2026, were included in compensation in the “All Other Compensation” column for 2025 in the Summary Compensation Table and are reflected in the “Aggregate Balance at Last FYE” column of this table.

(3)	In previous years the amounts shown below have been included in the Company’s Summary Compensation Table as compensation to the following Named Executive Officers:

Michael P. Doss	$5,334,785

Charles D. Lischer	$0

Stephen R. Scherger	$3,008,252

Michael J. Farrell	$229,220

Lauren S. Tashma	$1,090,925

Joseph P. Yost	$1,300,034

Maggie K. Bidlingmaier	$517,760

Deferred Compensation. In 2011, the Company implemented the NQDCP, a nonqualified deferred compensation plan to which Executives and other eligible senior employees may defer a portion of their annual base salary and/or payment under the MIP, and to which the Company may also make additional contributions. Contributions to the NQDCP were first made during 2012. The NQDCP permits participants to defer and contribute from 1% to 50% of their base salary and up to 100% of their payment under the MIP to the plan. The NQDCP offers deemed investment options that generally mirror those available under the Company’s 401(k) Plan. The Company may, in its discretion, make contributions to the NQDCP, such as 401(k) restoration matching contributions and other supplemental contributions for Executives and eligible senior employees who do not participate in or receive future service accruals to the Company’s Pension Plan or Supplemental Plans. NQDCP distributions will be made or commence on the earlier of the six-month anniversary of a participant’s separation from service with the Company, a change in control of the Company or, if elected by the participant, on a specified date. Payment will be made in a lump sum or in annual installments (up to 10) as elected by the participant.

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Compensation Matters

The following table provides information as of December 31, 2025, with respect to the Company’s 2024 Plan, under which equity securities are authorized for issuance, as well as the 2014 Plan, which has expired but still has outstanding awards.

2025 Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuance (Excluding Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#)

Equity compensation plans approved by stockholders:

2014 Plan	2,599,494	(1)	N/A	0

2024 Plan	1,569,264	(1)	N/A	9,788,579	(2)

Equity compensation plans not approved by stockholders	N/A		N/A	N/A

Total	4,168,758			9,788,579

(1)	Reflects Service RSUs and Performance RSUs. Does not include up to 2,176,509 additional shares that may be issued if the Performance RSUs are paid out at a level above target.

(2)	All of these securities are available for issuance under the 2024 Plan and may be granted as full-value awards.

Potential Payments Upon Termination

The table below reflects the amount of compensation that would become payable to each of the Named Executive Officers under existing plans and arrangements if the Named Executive Officer’s employment was terminated (i) because of death or disability; (ii) because of retirement; (iii) by the Company without Cause or by the Named Executive Officer for Good Reason (as described in the employment agreement with Mr. Doss or, with respect to Mr. Lischer, Mr. Scherger, Mr. Farrell, Ms. Tashma, Mr. Yost and Ms. Bidlingmaier, the Executive Severance Plan); or (iv) by the Company without Cause or by the Named Executive Officer for Good Reason within one year following a change in control of the Company, in each such case as of December 31, 2025, given the Named Executive Officer’s compensation and service levels as of such date and, if applicable, based on the Company’s closing stock price on that date. These benefits are in addition to benefits available prior to the occurrence of any termination of employment and benefits available to all salaried employees, such as distributions of employee contributions and Company matching and supplemental contributions under the Company’s 401(k) Plan and any accrued untaken vacation pay. These benefits are also in addition to the benefits described above in the Pension Benefits at 2025 Fiscal Year End table and the 2025 Nonqualified Deferred Compensation table.

In the event that a Named Executive Officer is terminated for Cause, no cash severance is payable, and the Named Executive Officer forfeits all unvested equity awards. In addition, no continued welfare benefits or outplacement services are provided to the Named Executive Officer.

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The actual amounts that would be paid upon a Named Executive Officer’s termination of employment can be determined only at the time of an executive’s actual separation from the Company. Due to the number of factors that affect the nature and amount of any benefits provided upon the events shown below, actual amounts paid or distributed may be higher or lower than reported below. Factors that could affect these amounts include the timing during the year of any such event, the maximum payouts under any incentive plans and the executive’s age.

As reflected in the table below, Mr. Scherger was retirement-eligible when he resigned from the Company effective November 7, 2025. Accordingly, he was not eligible for benefits under the Executive Severance Plan, but was eligible for daily pro-rata vesting of Restricted Stock Units pursuant to the terms of his Service-Based Restricted Stock Unit Award Agreements and Performance-Base Restricted Stock Unit Award Agreements. Ms. Bidlingmaier resigned her position effective May 1, 2025, and her employment was terminated effective June 2, 2025, under circumstances that entitled her to payments and benefits under the Executive Severance Plan and to daily pro-rata vesting of her Restricted Stock Units pursuant to the terms of her Service-Based Restricted Stock Unit Award Agreements and Performance-Based Restricted Stock Unit Award Agreements. The amounts in the table below reflect the actual payments and benefits paid and provided to Mr. Scherger and Ms. Bidlingmaier.

	Termination following Death or Disability				Termination following Employee’s Retirement			Termination Without Cause or for Good Reason(1)			Termination Without Cause or for Good Reason following a Change in Control(1)
Name	Cash ($)		Equity(2) ($)	Total ($)	Cash ($)	Equity(2) ($)	Total ($)	Cash ($)	Equity(2) ($)	Total ($)	Cash ($)	Equity(2) ($)	Total ($)

Michael P. Doss	1,777,005	(3)	9,415,169	11,192,174		12,514,955	12,514,955	4,870,310	8,517,708	13,388,018	7,963,615	12,690,946	20,654,561

Charles D. Lischer	–		671,051	671,051	–	896,071	896,071	940,571	605,820	1,546,390	1,934,888	910,257	2,845,145

Stephen R. Scherger					–	2,021,639	2,021,639

Michael J. Farrell	–		1,261,259	1,261,259	–	1,668,239	1,668,239	953,225	1,142,840	2,096,065	1,960,920	1,696,117	3,657,037

Lauren S. Tashma	–		1,547,178	1,547,178	–	2,085,117	2,085,117	1,192,500	1,391,779	2,584,279	2,385,000	2,114,499	4,499,499

Joseph P. Yost	–		1,672,523	1,672,523	–	2,216,323	2,216,323	1,338,750	1,514,305	2,853,055	2,677,500	2,253,021	4,930,521

Maggie K. Bidlingmaier								1,392,125	1,173,129	2,565,254

(1)

In addition to the amounts shown above, each Named Executive Officer receives life insurance, medical, dental and prescription drug benefits for one year following termination without Cause or for Good Reason, as well as outplacement and career counseling services with a cost up to $25,000. The maximum annual amount of such outplacement and career counseling services and continued life insurance, medical, dental and prescription drug benefits for each of the Named Executive Officers is:

Michael P. Doss	$55,877

Charles D. Lischer	$48,320

Stephen R. Scherger	$–

Michael J. Farrell	$59,084

Lauren S. Tashma	$52,625

Joseph P. Yost	$46,892

Maggie K. Bidlingmaier	$29,882

(2)

Amounts in this column reflect the value of unvested Service RSUs and Performance RSUs that would vest and pay out upon the termination event, based on the closing price of the Company’s common stock on December 31, 2025. In addition, amounts shown assume that the Executive gave written notice of his or her intent to retire at least six (6) months prior to the date of retirement.

(3)	In addition to this amount, Mr. Doss receives one additional months’ salary, or $109,692, upon termination of employment due to his death.

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Compensation Matters

Pay versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation
S-K,
we are providing the following information regarding the “compensation actually paid” (as defined in Item 402(v) of Regulation
S-K,
the “CAP”) to the Principal Executive Officer or “PEO” (Mr. Michael P. Doss) and to the
Non-PEO
NEOs (on an average basis), as well as certain performance metrics applicable to the Company. Note that the Compensation and Management Development Committee did not consider the measures set forth below when making its compensation decisions for the years shown below, and that the Peer Group used in calculating the Peer Group Total Shareholder Return measure set forth below is the group of companies that make up the Dow Jones U.S. Container Packaging Index used in the Total Return to Stockholders graph in the Company’s Annual Report on Form
10-K,
so it is not exactly the same Peer Group used by the Compensation and Management Development Committee in its process to determine executive compensation.
2025 Pay Versus Performance Table

Year	Summary Compensation Table Total Compensation for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total Compensation for Non-PEO NEOs (3)	Average Compensation Actually Paid to Non-PEO NEOs (4)	Value of Initial Fixed $100 Investment based on Company Total Shareholder Return	Value of Initial Fixed $100 Investment based on Peer Group Total Shareholder Return	Net Income (in millions)	Adjusted EBITDA (in millions)

2025	$ 9,104,747	($6,313,159)	$2,045,596	($955,787)	$96.66	$99.86	$444	$1,395

2024	$ 9,407,955	$17,901,034	$2,559,819	$4,397,170	177.28	136.68	$658	$1,682

2023	$11,937,503	$19,418,337	$3,156,562	$4,447,314	158.66	118.91	$723	$1,876

2022	$11,644,401	$19,745,603	$3,401,061	$4,830,700	140.89	110.49	$522	$1,600

2021	$ 7,309,269	$11,860,514	$2,040,539	$2,934,498	121.60	134.41	$204	$1,056

2020	$ 8,009,101	$10,059,859	$2,217,803	$2,624,259	103.95	121.14	$167	$1,070

(1)	The amounts shown in this column are the “Total” compensation amounts reported in the Summary Compensation Table (“SCT”) for the Company’s PEO for each corresponding year.

(2)	The amounts shown in this column represent the CAP paid to the Company’s PEO for each corresponding year.

The adjustments made to the PEO’s total compensation as set forth in the SCT to determine the CAP are set forth below.

	Year

	2025	2024	2023	2022	2021

Total Compensation Reported in SCT	$9,104,747	$9,407,955	$11,937,503	$11,644,401	$7,309,269

Less Change in Pension Value and Non-Qualified Deferred Compensation Earnings Reported in SCT	$85,167	–	$70,380	–	–

Less: Fair Value of Stock Awards Granted during Year at Date of Grant Reported in SCT	$7,495,753	$7,158,044	$7,291,291	$6,756,267	$5,006,859

Plus: Pension Value attributable to Service and Changes in Value due to Plan Amendments made during the Year	–	–	–	–	–

Plus: Fair Value of Equity Compensation Granted during Year at FYE	$3,553,355	$8,103,613	$7,656,892	$7,871,034	$6,086,639

Plus: Change in Fair Value of Equity Compensation from the end of the Prior Year to Vesting Date for Stock Awards Made in Prior Years that Vested during Year Shown	($16,018)	$89,124	$655,973	$400,333	$(313,875)

Plus: Change in Fair Value of Equity Compensation from the end of the Prior Year to the end of the Year Shown for Stock Awards that were unvested at FYE	($11,374,323)	$7,458,386	$6,529,640	$6,586,102	$3,785,341

Plus: Dividends or Other Earnings paid on Stock Awards in the Year Shown prior to the Vesting Date not otherwise included in Total Compensation	–	–	–	–	–

Compensation Actually Paid	($6,313,159)	$17,901,034	$19,418,337	$19,745,603	$11,860,514

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(3)
The amounts shown in this column are the average of the “Total” compensation amounts reported in the SCT for each of the
Non-PEO
NEOs for each corresponding year. The
Non-PEO
NEOs included in the calculation for 2025 are Charles D. Lischer, Stephen R. Scherger, Michael J. Farrell, Lauren S. Tashma, Joseph P. Yost and Maggie K. Bidlingmaier. The
Non-PEO
NEOS included in the calculation for the years 2022—2024 are Stephen R. Scherger, Maggie K. Bidlingmaier, Lauren S. Tashma and Joseph P. Yost. The
Non-PEO
NEOs included in the calculation for 2021 are Stephen R. Scherger, Michael J. Farrell, Lauren S. Tashma and Joseph P. Yost.

(4)	The amounts shown in this column represent the average CAP paid to the Company’s Non-PEO NEOs for each corresponding year.
The adjustments made to the
Non-PEO
NEOs’ total compensation as set forth in the SCT to determine the average CAP are set forth below.

	Year

	2025	2024	2023	2022	2021

Average Total Compensation Reported in SCT	2,045,596	$2,559,819	$3,156,562	$3,401,061	$2,040,539

Less: Average Change in Pension Value and Non-Qualified Deferred Compensation Earnings Reported in SCT	5,339	–	$6,433	–	–

Less: Average Fair Value of Stock Awards Granted during Year at Date of Grant Reported in SCT	1,354,489	$1,491,456	$1,404,227	$1,674,232	$1,044,128

Plus: Average Pension Value attributable to Service and Changes in Value due to Plan Amendments made during the Year	–	–	–	–	–

Plus: Average Fair Value of Equity Compensation Granted during Year at FYE	394,680	$1,688,475	$1,474,638	$1,942,288	$1,253,564

Plus: Average Change in Fair Value of Equity Compensation from the end of the Prior Year to Vesting Date for Stock Awards Made in Prior Years that Vested during Year Shown	5,154	$147,817	$109,054	$73,532	$(57,105)

Plus: Average Change in Fair Value of Equity Compensation from the end of the Prior Year to the end of the Year Shown for Stock Awards that were unvested at FYE	(2,046,729)	$1,492,515	$1,117,720	$1,088,051	$741,628

Plus: Average Dividends or Other Earnings paid on Stock Awards in the Year Shown prior to the Vesting Date not otherwise included in Total Compensation	–	$0	$0	$0	$0

Compensation Actually Paid	(955,787)	$4,397,170	$4,447,314	$4,830,700	$2,934,498
Additional Information Regarding the Pay Versus Performance Table
The Pay versus Performance Table shows year over year change in the PEO’s and the
Non-PEO
NEOs’ compensation from 2021
year-end
to 2025
year-end,
reflecting for 2025 a decline in Total Shareholder Returns for the Company and our Peer Group, a $214 million (33%) decline in Net Income and a $287 million or 17% decrease in Adjusted EBITDA. The Company chose Adjusted EBITDA as its Company Selected Measure for evaluating Pay versus Performance because it is a key metric in both our short-term cash incentive plan and our long-term equity incentive plan.

2026 Proxy Statement	Page 47

Compensation Matters

Below are graphs depicting the relationship of CAP paid to the Company’s PEO and the average CAP paid to the
Non-PEO
NEOs in the years 2021 through 2025 to (i) TSR of the Company and the Company’s peer group; and (ii) the Company’s Net Income and Adjusted EBITDA.

PEO CAP and Average
Non-PEO
NEO CAP vs.
Company TSR and Peer Group TSR

PEO and Average
Non-PEO
NEO CAP vs Net Income
and Adjusted EBITDA

Pay Versus Performance – Tabular List of Performance Measures
We believe that the most important measures of the Company’s financial performance are:
Adjusted EBITDA
Cash Flow Before Debt Reduction
Return on Invested Capital
Net Organic Sales Growth
These measures are used to determine payouts under our short-term cash incentive plan and our long-term equity incentive plan and collectively provide a holistic view of the Company’s financial condition.

Page 48	2026 Proxy Statement

Proposal 3 — Advisory Vote on Executive Compensation (Say-on-Pay)

Section 14A of the Exchange Act requires that the Company include in this Proxy Statement a non-binding stockholder vote on the executive compensation described in this Proxy Statement (commonly referred to as a “Say-on-Pay” vote). The Company encourages stockholders to review the Compensation Discussion and Analysis and the additional executive compensation information contained in this Proxy Statement. The Board of Directors believes that the Company’s compensation program appropriately balances the need to incentivize our executives to achieve the Company’s objectives with responsible pay practices, thereby aligning the interests of our executives with those of our stockholders.

The Board of Directors strongly endorses the Company’s executive compensation program and recommends that the stockholders vote in favor of the following resolution:

RESOLVED, that the compensation of the Company’s Named Executive Officers as described in this Proxy Statement under “Compensation Matters,” including the Compensation Discussion and Analysis and the tabular and narrative disclosure contained in this Proxy Statement is hereby approved.

This vote is advisory and will not be binding upon the Board of Directors or the Compensation and Management Development Committee and neither the Board nor the Compensation and Management Development Committee will be required to take any action as a result of the outcome of the vote on this proposal. The Compensation and Management Development Committee will, however, carefully consider the outcome of this vote when considering future executive compensation arrangements.

BOARD RECOMMENDATION

The Board of Directors recommends a vote “FOR” approval of the Company’s executive compensation.

Proposal 4 — Amendment to the Certificate of Incorporation to Declassify our Board

BACKGROUND

Currently, Section 5.01 of Article Five of our Restated Certificate of Incorporation, as amended (the “Charter”) provides for a classified board of directors, divided into three classes of directors, with each class elected for a three-year term.

RATIONALE AND PROPOSED AMENDMENT TO OUR CHARTER

At our 2025 annual meeting of stockholders, the stockholders approved an advisory proposal to declassify our Board. Having heard our stockholders’ preferences, and consistent with our prior statements that we would submit a proposal to declassify our Board if the advisory proposal passed, the Board has decided that it is in the best interests of the Company and our stockholders to transition to a declassified Board.

The Board has approved, and recommends that stockholders approve, amendments to our Charter to eliminate the classified board structure and provide for annual elections of directors to be phased in over a three-year period beginning at the 2027 annual meeting of stockholders (the “Declassification Charter Amendment”), as follows:

•	Nominees at the upcoming Annual Meeting will be elected to serve a three-year term ending at the 2029 annual meeting;

•

Directors whose terms end at the 2027 annual meeting will continue to serve until that meeting. At the 2027 annual meeting and thereafter, they will be elected for one-year terms ending at the subsequent annual meeting;

2026 Proxy Statement	Page 49

Proposal 4 — Amendment to our Certificate of Incorporation to Declassify our Board

•

Directors whose terms end at the 2028 annual meeting will continue to serve until that meeting. At the 2028 annual meeting and thereafter, they will be elected for one-year terms ending at the subsequent annual meeting;

•	Beginning with the 2029 annual meeting, all directors will stand for election at each annual meeting for one-year terms expiring at the subsequent annual meeting;

•	Certain other ministerial amendments to update our Charter.

While the declassification of our Board is being phased in, any director selected to fill a vacancy on the Board will serve for the same term as the remainder of the class to which the director is elected. Delaware law provides, unless otherwise addressed in the certificate of incorporation, that members of a board that is classified may be removed only for cause. The proposed amendment provides that, until the Board is fully declassified as of the 2029 annual meeting, directors may be removed only for cause.

The Board has also adopted corresponding amendments to Section 2.03 of our By-Laws (the “Declassification By-Laws Amendment,” and together with the Declassification Charter Amendment, the “Declassification Amendment”), which such Declassification By-Laws Amendment is conditioned upon the effectiveness of the Declassification Charter Amendment as described below. The Company encourages stockholders to review the full text of the Declassification Charter Amendment (set forth in Section 5.01 of Article V of Appendix A of this Proxy Statement), certain other ministerial amendments to our Charter (set forth in Appendix A of this Proxy Statement) and the Declassification By-Laws Amendment (set forth in Appendix B of this Proxy Statement under the heading “Declassification By-Laws Amendment), with deletions indicated by strikeouts and additions indicated by underlining. The general description of the Charter, By-Laws, the Declassification Charter Amendment and the Declassification By-Laws Amendment set forth herein is qualified in its entirety by reference to the text of Appendices A and B, as applicable. The anticipated Declassification By-Laws Amendment does not require separate stockholder action.

REQUIRED VOTE FOR THE DECLASSIFICATION CHARTER AMENDMENT

The affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of the Company entitled to vote is required to approve this proposal to amend our Charter. An abstention with respect to this matter will have the effect of a vote against the proposal. A broker non-vote will also have the effect of a vote against this proposal.

If the Declassification Charter Amendment (set forth in Section 5.01 of Article V of Appendix A of this Proxy Statement) and certain other ministerial amendments to our Charter (set forth in Appendix A of this Proxy Statement) are approved by our stockholders, promptly following such vote, we will make the appropriate filing with the Secretary of State of Delaware so that the Declassification Amendment, along with certain ministerial amendments to our Charter, will be in effect immediately upon such filing.

Stockholders are also asked to consider Proposal 5, which relates to amendments to our Charter to enable the ability of one or more stockholders as a group holding 25% of the Company’s common stock to call a special meeting of stockholders. This Proposal 4 is separate from, and is not conditioned on, the approval of Proposal 5. If Proposal 4 and Proposal 5 are both approved by our stockholders, then the Company intends to file an Amended and Restated Certificate of Incorporation (“Amended Charter”) that implements all of the amendments contemplated by Appendix A. If only one, but not both of the proposals, are approved by the stockholders, we will file an Amended Charter that implements only (i) the amendments to our Charter contemplated by the proposal that was approved by our stockholders and (ii) certain other ministerial amendments to our Charter (set forth in Appendix A of this Proxy Statement), and will not implement the amendments to our Charter contemplated by the proposal that was not approved by our stockholders.

BOARD RECOMMENDATION

The Board of Directors unanimously recommends a vote “FOR” this proposal to amend the Certificate of Incorporation to declassify our Board of Directors.

Page 50	2026 Proxy Statement

PROPOSAL 5 — Amendment to Certificate of Incorporation to Enable One or More Stockholders as a Group Holding 25% of the Company’s Common Stock to Call a Special Meeting of Stockholders

BACKGROUND

Currently, Section 7.01 of Article VII of our Charter provides that a special meeting of stockholders may be called only by or at the direction of the Board, and any right of stockholders to call a special meeting of stockholders is specifically denied.

RATIONALE AND PROPOSED AMENDMENT TO OUR CHARTER

After a review of evolving corporate governance practices, and in response to the stockholder proposal set forth in Proposal 6 of this Proxy Statement requesting that the Company adopt a special meeting right for one or more stockholders with a combined 10% ownership threshold, our Board has approved and recommends that stockholders approve, amendments to our Charter to enable the ability of stockholders to call a special meeting of stockholders as set forth herein (the “Special Meeting Charter Amendment”) and certain other ministerial amendments to update our Charter.

The Board has also adopted corresponding amendments to Section 1.02 and Section 1.10 of our By-Laws (the “Special Meeting By-Laws Amendment,” and together with the Special Meeting Charter Amendment, the “Special Meeting Amendment”), which such Special Meeting By-Laws Amendment is conditioned upon the effectiveness of the Special Meeting Charter Amendment as described below.

The Special Meeting Amendment would give one or more stockholders as a group holding 25% or more of the voting power of the outstanding shares of common stock entitled to vote the ability to request that the Board call a special meeting of stockholders. Stockholders would be required to comply with the information, procedural and other requirements set forth in Appendix B to this Proxy Statement and also summarized below.

The Board recognizes that providing stockholders the ability to call a special meeting is viewed as a meaningful governance mechanism. However, special meetings of stockholders can distract management and the Board from pursuing important business initiatives and objectives and can also impose significant costs on the Company. Accordingly, the Board determined that a 25% ownership threshold for one or more stockholders as a group to call a special meeting of stockholders, rather than the combined 10% threshold requested in the stockholder proposal, will help balance these considerations and provide that special meetings are called only in exceptional cases to advance the long-term interests of stockholders. This determination was based on several factors. First, we are committed to governance practices that promote long-term value and strengthen board and management accountability for our stockholders, customers and other stakeholders. Second, based on the Company’s current stock ownership, as described beginning on page 57 of this Proxy Statement, a 10% ownership threshold would allow one or two stockholders to request that the Board call a special meeting of stockholders, which could result in the risk that a small minority of stockholders will pursue special interests misaligned from the best interest of stockholders generally. Third, our Board considered the results of benchmarking against S&P 500 companies, Russell 1000 companies and the Company’s peers, which indicated that the 25% threshold is common. Approximately 61% of S&P 500 companies, 75% of Russell 1000 companies and 75% of our peers use a 25%-or-higher threshold, or simply prohibit the right for stockholders to call special meetings, while only approximately 13% of S&P 500 companies, 11% of Russell 1000 companies and 3% of our peers have adopted a 10% ownership threshold.

In addition, the Board believes that stockholder-requested special meetings should not be held in close proximity to annual meetings, or when the matters to be addressed have been recently considered or are planned to be considered at another meeting. As a result, the Special Meeting By-Laws Amendment would limit the timing of stockholder-requested meetings. Our Board would also continue to have the ability to call special meetings of stockholders.

2026 Proxy Statement	Page 51

PROPOSAL 5 — Amendment to Certificate of Incorporation to Enable One or More Stockholders as a Group Holding 25% of the Company’s Common Stock to Call a Special Meeting of Stockholders

The Company encourages stockholders to review the full text of the Special Meeting Charter Amendment (set forth in Section 7.01 of Article VII of Appendix A of this Proxy Statement), certain other ministerial amendments to our Charter (set forth in Appendix A of this Proxy Statement) and the Special Meeting By-Laws Amendment (set forth in Appendix B of this Proxy Statement under the heading “Special Meeting By-Laws Amendment”), with deletions indicated by strikeouts and additions indicated by underlining. The general description of the Charter, By-Laws, the Special Meeting Charter Amendment and the Special Meeting By-Laws Amendment set forth herein is qualified in its entirety by reference to the text of Appendices A and B, as applicable. The anticipated Special Meeting By-Laws Amendment does not require separate stockholder action.

RELATED CHANGES TO OUR BY-LAWS

The Board believes that subjecting the right of stockholders to request that the Company call a special meeting to the ownership, notice, information and other requirements set forth in the Special Meeting By-Laws Amendment in Appendix B of this Proxy Statement under the heading “Special Meeting By-Laws Amendment” is important to avoid inappropriate, duplicative and/or unnecessary special meetings.

If this Proposal 5 is approved by our stockholders, the Special Meeting By-Laws Amendment would provide, in part, the following:

Ownership Provisions

The Company is required (subject to the notice, information and other requirements) to call a special meeting of stockholders upon the written request of one or more stockholders who own shares or are acting on behalf of beneficial owners who own shares representing 25% or more of the voting power of the outstanding common stock of the Company.

Information Provisions

Any special meeting request must set forth the same information regarding the business to be conducted at the meeting and regarding any director candidate to be nominated at the meeting that is required to be provided by a stockholder who proposes to introduce such business or to make such director nomination at an annual meeting of stockholders. Each stockholder supporting the special meeting request must provide information as to the number of shares of the Company’s stock that it owns.

Additional Provisions

The Special Meeting By-Laws Amendment sets forth certain procedural requirements that the Board believes are appropriate to avoid duplicative or unnecessary special meetings. Under these provisions, a special meeting request would not be valid if it:

•	does not relate to an item of business that is a proper subject for stockholder action under applicable law;

•

relates to an item of business that is identical or substantially similar to any item of business that was presented at a meeting of stockholders within 120 days prior to the receipt of the special meeting request;

•	relates to an item of business that is identical or substantially similar to any item of business that is included in the Company’s notice of special meeting that has been called but not yet held; and

•	is received during the period commencing 90 days prior to the anniversary of the preceding year’s annual meeting of stockholders and ending on the date of that year’s annual meeting of stockholders.

Additionally, under the Special Meeting By-Laws Amendment:

•

if stockholders who request a special meeting revoke the request, cease to own 25% of the outstanding common stock of the Company or fail to appear at the special meeting, then the Company is not required to hold the special meeting; and

•

business to be transacted at a stockholder-requested special meeting would be limited to the business stated in a valid special meeting request and any additional business that the Board determines to include in the notice for such special meeting.

Page 52	2026 Proxy Statement

PROPOSAL 5 — Amendment to Certificate of Incorporation to Enable One or More Stockholders as a Group Holding 25% of the Company’s Common Stock to Call a Special Meeting of Stockholders

REQUIRED VOTE FOR THE SPECIAL MEETING CHARTER AMENDMENT

The affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of the Company entitled to vote is required to approve this proposal to amend our Charter. An abstention with respect to this matter will have the effect of a vote against the proposal. A broker non-vote will also have the effect of a vote against the proposal.

If the Special Meeting Charter Amendment (set forth in Section 7.01 of Article VII of Appendix A of this Proxy Statement) and certain other ministerial amendments to our Charter (set forth in Appendix A of this Proxy Statement) are approved by our stockholders, promptly following such vote, we will make the appropriate filing with the Secretary of State of Delaware so that the Special Meeting Amendment, along with certain ministerial amendments to our Charter, will be in effect immediately upon such filing.

Stockholders are also asked to consider Proposal 4, which relates to amendments to our Charter to declassify our Board. This Proposal 5 is separate from, and is not conditioned on, the approval of Proposal 4. If Proposal 4 and Proposal 5 are both approved by our stockholders, then the Company intends to file an Amended Charter that implements all of the amendments contemplated by Appendix A. If only one, but not both of the proposals are approved by the stockholders, then we will file an Amended Charter that implements the amendments to our Charter that were approved by our stockholders and other ministerial amendments to update our Charter (set forth in Appendix A of this Proxy Statement), and will not implement the amendments to our Charter contemplated by the proposal that was not approved by our stockholders.

BOARD RECOMMENDATION

The Board of Directors unanimously recommends a vote “FOR” this proposal to amend the Certificate of Incorporation to enable the ability of one or more stockholders as a group holding 25% of the Company’s common stock to call a special meeting of stockholders.

PROPOSAL 6 — Stockholder Proposal — Give Shareholders the Ability to Call for a Special Shareholder Meeting

A stockholder has informed the Company that he intends to present the proposal set forth below at our Annual Meeting. The name and address of the stockholder and the number of the Company’s securities that the stockholder owns will be provided to any stockholder promptly upon request. If the stockholder (or his “qualified representative”) is present at the Annual Meeting and properly submits the proposal for a vote, then the stockholder proposal will be voted upon at the Annual Meeting. In accordance with federal securities laws, the stockholder proposal is presented below exactly as submitted by the stockholder. The Company disclaims all responsibility for the content of the proposal and the supporting statement.

Proposal 6 — Give Shareholders the Ability to Call for a Special Shareholder Meeting

Shareholders ask our Board of Directors to take the steps necessary to amend the appropriate company governing documents to give the owners of a combined 10% of our outstanding common stock the power to call a special shareholder meeting or the owners of the lowest percentage of shareholders, as governed by state law, the power to call a special shareholder meeting. Such a special shareholder meeting can be an online shareholder meeting.

There shall be no poison pill discriminatory rule to require ownership of shares for a specific period of time in order for shares to participate in calling for a special shareholder meeting.

This proposal topic received between 51% and 72% support each in 2024 at Jabil, Warner Brothers Discovery, ANSYS, Vertex Pharmaceuticals and DexCom.

2026 Proxy Statement	Page 53

Proposal 6 — Stockholder Proposal — Give Shareholders the Ability to Call for a Special Shareholder Meeting

To guard against the Graphic Packaging Board of Directors becoming complacent shareholders need the ability to call a special shareholder meeting to help the Board adopt new strategies when the need arises.

There is no concern that allowing 10% of shares to call for a special shareholder meeting, as called for in this proposal, is too easy. It is almost unheard of for any special shareholder meeting, called for by shareholders, to ever occur at any company even though a significant number of companies allow 10% of shareholders to call for a special shareholder meeting.

In the vast majority of cases or in most cases, once a special meeting is called for by shareholders, the issues behind calling for a special shareholder meeting are quickly resolved.

Shareholders may especially seek a reasonable right to call for a special shareholder meeting after unfavorable news reports. A new GPK recycled paperboard facility in Waco, Texas, experienced higher final engineering, permitting, and labor costs. The project cost is now estimated to be 20% over the original commitment.

GPK announced that long-serving Chief Financial Officer Stephen Scherger was resigning to join a rival packaging company, Amcor in October 2025.

GPK’s Q1 2025 adjusted earnings per share and revenue both fell short of analyst forecasts. Similarly, Q2 saw a significant drop in net income and adjusted EBITDA compared to the prior year.

GPK stock traded near 52-week lows in October 2025, following the Q2 earnings report. In September 2025, an analysis noted that shareholders saw a 34% decline for the year.

Several analyst firms downgraded GPK’s rating and lowered price targets. This includes Raymond James, which downgraded the stock in October, and Citi and RBC Capital earlier in the year. A September 2025 report highlighted concerns over GPK’s debt levels and its weak free cash flow, which could challenge its ability to pay down debt.

There was an appellate court case against GPK by a former employee charging discrimination and retaliation based on race and disability.

Please vote yes:

Give Shareholders the Ability to Call for a Special Shareholder Meeting – Proposal 6

GRAPHIC PACKAGING’S STATEMENT IN OPPOSITION TO PROPOSAL 6

The Board of Directors unanimously recommends a vote “AGAINST” this Proposal 6 and instead recommends that stockholders approve Proposal 5 which would provide stockholders with the ability to call a special meeting of stockholders at a 25% ownership threshold.

After a review of evolving corporate governance practices, and consistent with the Board’s strong commitment to the careful consideration of investor views, the Board recognizes that providing stockholders with the ability to call a special meeting is a meaningful governance mechanism.

The Board believes that the combined 10% ownership threshold for calling a special meeting, set forth in the stockholder proposal, is not in the best interests of the Company. Instead, the Board recommends that stockholders approve Proposal 5, which would amend the Company’s Charter to enable the Board to provide one or more stockholders as a group owning at least 25% or more of the voting power of the outstanding shares of common stock of the Company entitled to vote the ability to request that the Boad call a special meeting of stockholders. In the Board’s view, the 25% ownership threshold strikes an appropriate balance between allowing a meaningful number of stockholders to exercise the right to raise issues in between annual meetings, and the necessary diversion of management’s time and resources from responding to stockholder requests to call a special meeting.

Special meetings of stockholders can distract management and the Board from pursuing important business initiatives and objectives and can also impose significant costs on the Company. Implementing a 25% ownership threshold and other reasonable processes and procedures, as explained in Proposal 5 of this Proxy Statement, would instead help to ensure that a special meeting of stockholders is called only when there is meaningful support among the Company’s stockholders, while providing stockholders with an important right.

Page 54	2026 Proxy Statement

Proposal 6 — Stockholder Proposal — Give Shareholders the Ability to Call for a Special Shareholder Meeting

The Board also believes that the 25% ownership threshold set forth in Proposal 5 of this Proxy Statement is consistent with corporate governance practices among S&P 500 companies, Russell 1000 companies and the Company’s peers.

Additionally, the Board further believes that such a 10% threshold is unnecessary in light of the Company’s current corporate governance practices, including:

•	independent Board (except for the CEO) and independent Board committees;

•	independent Board chair;

•	majority vote and director resignation policy for directors;

•	annual Board and Board committee self-evaluations, including periodic individual director evaluations;

•	no supermajority voting provisions;

•	limits on public company board and audit committee services;

•	current proposal to declassify the Board;

•	robust shareholder engagement program; and

•	regular executive sessions of independent directors, generally at each Board and Board committee meetings.

Given the above considerations regarding the Company’s corporate governance framework, including the Company’s proposal to enable the adoption of a special stockholder meeting right with a 25% ownership threshold as described in Proposal 5 of this Proxy Statement, the Board believes this Proposal 6 is unnecessary and not in the best interests of the Company and its stockholders.

BOARD RECOMMENDATION

The Board of Directors unanimously recommends a vote “AGAINST” this Proposal 6.

2026 Proxy Statement	Page 55

Additional Information

PROXY SOLICITATION AND HOUSEHOLDING

The Company will bear the entire cost of proxy solicitation, including the preparation, Internet posting, assembly, printing, mailing and distribution of proxy materials. In addition to the use of the mail, proxies may be solicited personally by telephone by certain employees. The Company will reimburse brokers or other persons holding stock in their names or in the names of nominees for their expense in sending proxy materials to beneficial holders and obtaining their proxies.

Some banks, brokers or other nominee holders of the Company’s common stock may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Company’s Proxy Statement and Annual Report may be sent to multiple stockholders in the same household. The Company will promptly deliver a separate copy of either document to any stockholder upon request submitted in writing to the Company at the following address: Graphic Packaging Holding Company, 1500 Riveredge Parkway, Suite 100, Atlanta, Georgia 30328, Attention: Corporate Secretary or by calling (770) 240-7200. Any stockholder who wants to receive separate copies of the Annual Report and Proxy Statement in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact his or her bank, broker or other nominee holder.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information concerning the beneficial ownership of the Company’s common stock by (i) each stockholder that is known by the Company to be the beneficial owner of more than 5% of the Company’s common stock, (ii) each Director, (iii) each Named Executive Officer and (iv) the Directors and executive officers as a group. Unless otherwise noted, such information is provided as of April 14, 2026, and the beneficial owners listed have sole voting and investment power with respect to the number of shares shown. An asterisk in the percent of class column indicates beneficial ownership of less than one percent.

Name	Number of Shares	Percentage

5% Stockholders:

Allspring Global Investments Holdings, LLC(1)	16,214,322	5.48%

American Century Investment Management, Inc.(2)	20,000,375	6.76%

BlackRock, Inc.(3)	32,676,804	11.04%

Fuller & Thaler Asset Management, Inc.	18,019,461	6.09%

Directors:

Aziz Aghili	26,129	*

Laurie Brlas	52,234	*

Andrew P. Callahan	7,015	*

Robert A. Hagemann	145,313	*

Philip R. Martens	26,811	*

Alessandro Maselli	7,015	*

Robbert E. Rietbroek	44,278	*

Jeffrey M. Stafeil	0	*

Larry M. Venturelli	120,842	*

Lynn A. Wentworth	118,150	*

Named Executive Officers:

Michael P. Doss	2,236,890	*

Charles D. Lischer	80,737

Page 56	2026 Proxy Statement

Additional Information

Name	Number of Shares	Percentage

Stephen R. Scherger	587,362	*

Michael J. Farrell	146,726

Lauren S. Tashma	331,548	*

Joseph P. Yost	279,929	*

Maggie K. Bidlingmaier	105,661	*

All Directors and Executive Officers as a group (20 persons)	4,431,306	1.50%

(1)

Pursuant to a Schedule 13G filed with the SEC on January 13, 2025, as of December 31, 2024, Allspring Global Investments Holdings, LLC (“Allspring”) may be deemed to beneficially own 16,214,322 shares of the Company’s Common Stock. Allspring has sole voting power with respect to 15,645,322 of such shares and shared voting power with respect to none of such shares. Allspring has sole dispositive power with respect to all of such shares. The business address of Allspring is 1415 Vantage Park Drive, Charlotte, NC 28203.

(2)

Pursuant to Amendment No. 1 to a Schedule 13G filed with the SEC on May 15, 2025, as of March 31, 2025, American Century Investment Management, Inc. (“American Century”) may be deemed to beneficially own 20,000,375 shares of the Company’s Common Stock. American Century has sole voting power with respect to 18,816,914 of such shares and shares voting power with respect to none of such shares. American Century has sole dispositive power with respect to all of such shares. The business address of American Century is 4500 Main Street, 9th Floor, Kansas City, Missouri 64111.

(3)

Pursuant to Amendment 3 to a Schedule 13G filed with the SEC on April 7, 2026, as of March 31, 2026, BlackRock, Inc. may be deemed to beneficially own 32,676,804 shares of the Company’s Common Stock. BlackRock, Inc. has sole voting power with respect to 31,810,406 of such shares and shared voting power with respect to none of such shares. BlackRock, Inc. has sole dispositive power with respect to all of such shares. The business address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.

(4)

Pursuant to Amendment No. 4 to a Schedule 13G filed with the SEC on August 14, 2025, as of June 30, 2025, Fuller & Thaler Asset Management, Inc. may be deemed to beneficially own 18,019,461 shares of the Company’s common stock. Fuller & Thaler Asset Management, Inc. has sole voting power with respect to 17,764,578 of such shares and shared voting power with respect to none of such shares. Fuller & Thaler Asset Management, Inc. has sole dispositive power with respect to all of the shares and shares dispositive power with respect to none of such shares. The business address of Fuller & Thaler Asset Management, Inc. is 411 Borel Avenue, Suite 300, San Mateo, CA 94402.

SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and any persons who own more than 10% of the Company’s common stock, to file reports of initial ownership of the Company’s equity securities and subsequent changes in that ownership with the SEC. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to or filed with the SEC during 2025 and Forms 5 and amendments thereto filed with the SEC with respect to 2025, and written representations from the Company’s reporting persons, the Company believes that its officers, Directors and beneficial owners have complied with all filing requirements under Section 16(a) applicable to such persons except that each of Mr. Vish Narendra and Mr. Scott Fallan filed their Form 3 late.

STOCKHOLDER PROPOSALS AND NOMINATIONS

If you intend to present a proposal at the 2027 annual meeting of stockholders, and you wish to have the proposal included in the proxy statement for that meeting, you must submit the proposal in writing to the Company’s Corporate Secretary at 1500 Riveredge Parkway, Suite 100, Atlanta, Georgia 30328. The Corporate Secretary must receive this proposal no later than December 29, 2026. If you want to present a proposal at the 2027 annual meeting of stockholders, without including the proposal in the proxy statement, or if you want to nominate one or more Directors, you must provide written notice to the Company’s Corporate Secretary at the address above. The Corporate Secretary must receive this notice not earlier than February 11, 2027, and not later than March 13, 2027. However, if the date of the 2027 annual meeting of stockholders is advanced by more than 30 days or delayed by more than 70 days from the anniversary date of the 2026 Annual Meeting, then such proposal must be submitted by the later of the 90th day before such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

Notice of a proposal or nomination must include:

•

as to each proposed nominee for election as a Director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each

2026 Proxy Statement	Page 57

Additional Information

case pursuant to Regulation 14A under the Exchange Act and Rule 14a-8 thereunder, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a Director if elected;

•

as to any other proposal, a brief description of the proposal (including the text of any resolution proposed for consideration), the reasons for such proposal and any material interest in such proposal of such stockholder and of any beneficial owner on whose behalf the proposal is made; and

•	as to the stockholder giving the notice and any beneficial owner on whose behalf the nomination or proposal is made:

•	the name and address of such stockholder and beneficial owner, as they appear on the Company’s books;

•	the number of shares of the Company’s common stock that are owned beneficially and of record by such stockholder and such beneficial owner;

•

a representation that the stockholder is a holder of record of the Company’s common stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination; and

•

a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group that intends: (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to approve or adopt the proposal or elect the nominee; and/or (b) otherwise to solicit proxies from stockholders in support of such proposal or nomination.

Only persons who are nominated in accordance with the procedures described above will be eligible for election as Directors and only such other proposals as were brought before the meeting in accordance with the procedures described above will be presented at the meeting. Except as otherwise provided by law, the Company’s Restated Certificate of Incorporation or Amended and Restated By-Laws, the Chairman of the meeting will have the power and duty to determine whether a nomination or any other proposal was made or proposed in accordance with these procedures. If any proposed nomination or proposal is not made or proposed in compliance with these procedures, it will be disregarded. A proposed nomination or proposal will also be disregarded if the stockholder or a qualified representative of the stockholder does not appear at the annual meeting of stockholders to present the nomination or proposal, notwithstanding that the Company may have received proxies with respect to such vote.

The foregoing notice requirements will be deemed satisfied by a stockholder if the stockholder has notified the Company of his or her intention to present a proposal at an annual meeting in compliance with Rule 14a-8 (or any successor provision thereof) promulgated under the Exchange Act and such stockholder’s proposal has been included in a proxy statement that the Company has prepared to solicit proxies for such annual meeting. The Company may require any proposed nominee to furnish such other information as it may reasonably require determining the eligibility of such proposed nominee to serve as a Director. In order to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by SEC Rule 14a-19 no later than April 12, 2027.

By order of the Board of Directors,

Laura Lynn Church

Vice President, Assistant General Counsel

and Assistant Secretary

Atlanta, Georgia

April 28, 2026

Page 58	2026 Proxy Statement

Appendix A

If Proposal 4 and Proposal 5 are both approved by our stockholders, then the Company intends to file an Amended and Restated Certificate of Incorporation in substantially the form set forth below. If only one, but not both of the proposals, are approved by the stockholders, we will file an Amended and Restated Certificate of Incorporation that implements only (i) the amendments to our Charter contemplated by the proposal that was approved by our stockholders and (ii) certain other ministerial amendments to our Charter, and will not implement the amendments to our Charter contemplated by the proposal that was not approved by our stockholders. The full text of the Declassification Charter Amendment (Proposal 4) is set forth in Section 5.01 of Article V, the full text of the Special Meeting Charter Amendment (Proposal 5) is set forth in Section 7.01 of Article VII, and certain ministerial amendments to our Charter are also set forth below. Deletions are indicated by strikeouts and additions are indicated by underlining.

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

GRAPHIC PACKAGING HOLDING COMPANY

GRAPHIC PACKAGING HOLDING COMPANY (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (“DGCL”), does hereby certify as follows:

1. That the Corporation was originally incorporated under the name New Giant Corporation. The original Certificate of Incorporation was filed with the office of the Secretary of State of the State of Delaware on June 21, 2007.

2. That a Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 10, 2008.

3. That a Certificate of Amendment to the Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on May 21, 2025.

4. That this Amended and Restated Certificate of Incorporation restates and integrates and further amends the provisions of the Restated Certificate of Incorporation (as amended by the Certificate of Amendment to the Restated Certificate of Incorporation) and was duly adopted by the Board of Directors and the stockholders in accordance with Sections 242 and 245 of the DGCL.

5. That the text of the Amended and Restated Certificate of Incorporation hereby reads as follows:

ARTICLE I.

NAME OF CORPORATION

The name of the ~~c~~Corporation is Graphic Packaging Holding Company ~~(the “Corporation”)~~.

ARTICLE II.

REGISTERED OFFICE

The registered office of the Corporation in the State of Delaware shall be located at Corporation Service Company, ~~2711 Centerville Road, Suite 400~~251 Little Falls Drive, in the City of Wilmington, County of New Castle, 19808. The name of its registered agent at such address is Corporation Service Company.

ARTICLE III.

PURPOSE

The nature of the business of the Corporation and its purpose is to engage in any lawful act or activity for which corporations may be organized under the ~~General Corporation Law of the State of Delaware (the “~~DGCL~~”)~~.

ARTICLE IV.

CAPITAL STOCK

Section 4.01 Authorized Stock. The total number of shares of stock that the Corporation shall have authority to issue is 1,100,000,000 shares, consisting of (a) 1,000,000,000 shares of Common Stock, par value $0.01 per share (the “Common Stock”), and (b) 100,000,000 shares of preferred stock, par value $0.01 per share (the “Preferred Stock”), issuable in one or more series as hereinafter provided. The number of authorized shares of the Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL or any corresponding provision hereinafter enacted.

Section 4.02 Provisions Relating to the Common Stock.

(a)

Voting. Except as otherwise provided in this Amended and Restated Certificate of Incorporation or by applicable law, each holder of shares of Common Stock shall be entitled, with respect to each share of Common Stock held by such holder, to one vote in person or by proxy on all matters submitted to a vote of the holders of Common Stock, whether voting separately as a class or otherwise.

(b)

Dividends and Distributions. Subject to the preferences and rights, if any, applicable to shares of Preferred Stock or any series thereof, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions in cash, property, stock or otherwise as may be declared thereon by the Board of Directors at any time and from time to time out of assets or funds of the Corporation legally available therefor.

(c)

Liquidation Rights. In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, and subject to the preferences and rights, if any, applicable to shares of Preferred Stock or any series thereof, the holders of shares of Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock held by them.

Section 4.03 Provisions Relating to the Preferred Stock.

1. The Preferred Stock may be issued at any time and from time to time in one or more series. The Board of Directors is hereby authorized to provide for the issuance of shares of Preferred Stock in one or more series and, by filing a certificate of designation pursuant to the applicable provisions of the DGCL (hereinafter referred to as a “Preferred Stock Certificate of Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights, and the qualifications, limitations and restrictions thereof, of shares of each such series.

2. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, determination of the following:

(i)	the designation of the series, which may be by distinguishing number, letter or title;

(ii)	the number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the applicable Preferred Stock

Certificate of Designation) increase or decrease (but not below the number of shares thereof then outstanding);

(iii)	the preferences, if any, and relative, participating, optional or other special rights, if any, and the qualifications, limitations or restrictions thereof, if any, of the series;

(iv)	whether dividends, if any, shall be cumulative or noncumulative and the dividend rate, if any, of the series;

(v)	whether dividends, if any, shall be payable in cash, in kind or otherwise;

(vi)	the dates on which dividends, if any, shall be payable;

(vii)	the redemption rights and price or prices, if any, for shares of the series;

(viii)	the terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

(ix)	the amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Corporation;

(x)

whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series or such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates as of which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;

(xi)	restrictions on the issuance of shares of the same series or of any other class or series;

(xii)

whether or not the holders of the shares of such series shall have voting rights, in addition to the voting rights required by law, and if so, the terms of such voting rights, which may provide, among other things and subject to the other provisions of this Amended and Restated Certificate of Incorporation, that each share of such series shall carry one vote or more or less than one vote per share, that the holders of such series shall be entitled to vote on certain matters as a separate class (which for such purpose may be comprised solely of such series or of such series and one or more other series or classes of stock of the Corporation); and

(xiii)	such other rights and provisions with respect to any series that the Board of Directors may provide.

3. The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof.

4. Except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation (including any Preferred Stock Certificate of Designation) that alters or changes only the powers, preferences, rights or other terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other series of Preferred Stock, to vote thereon pursuant to this Amended and Restated Certificate of Incorporation (including any Preferred Stock Certificate of Designation).

Section 4.04 Voting in Election of Directors. Except as may be required by law or as provided in this Amended and Restated Certificate of Incorporation (including any Preferred Stock Certificate of Designation), holders of Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of Preferred Stock shall not be entitled to vote on any matter or receive notice of any meeting of stockholders.

Section 4.05 Ownership of Capital Stock. The Corporation shall be entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have notice thereof, except as expressly provided by applicable law.

ARTICLE V.

BOARD OF DIRECTORS; MANAGEMENT OF BUSINESS

Section 5.01 ~~Classified~~ Board of Directors. The authorized number of directors constituting the entire Board of Directors shall be fixed from time to time solely by resolution of the Board of Directors and may not be fixed by any other person or persons, provided that such number shall not be less than three. Subject to the rights, if any, of the holders of any series of Preferred Stock to elect directors pursuant to the provisions of a Preferred Stock Certificate of Designation (which directors shall not be classified pursuant to this sentence (unless so provided in the Preferred Stock Certificate of Designation)), until the election of directors at the annual meeting of stockholders to be held in 2029, the directors ~~of the Corporation~~ shall be classified with respect to the time for which they severally hold office, into three classes designated Class I, Class II, and Class III, as nearly equal in number as ~~possible: one class (“Class I”), the initial term of which shall expire at the first annual meeting of stockholders following the effectiveness of this Restated Certificate of Incorporation (the “Effective Time”); a second class (“Class II”), the initial term of which shall expire at the second annual meeting of stockholders following the Effective Time; and a third class (“Class III”), the initial term of which shall expire at the third annual meeting of stockholders following the Effective Time, with the directors in each class remaining in office following the expiration of their term until successors are elected and qualified. At each annual meeting of stockholders of the Corporation, the successors of the members of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the~~may be possible, Class I being the class elected at the annual meeting of stockholders held in 2026 for a term expiring at the annual meeting of stockholders to be held in 2029, Class II being the class elected at the annual meeting of stockholders held in 2024 for a term expiring at the annual meeting of stockholders to be held in 2027, and Class III being the class elected at the annual meeting of stockholders held in 2025 for a term expiring at the annual meeting of stockholders to be held in 2028, with each class to hold office until its successor is duly elected and qualified. Until the annual meeting of stockholders to be held in 2027, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders~~, and following the expiration of such term, shall remain in office until their successors are elected and qualified. Upon the Effective Time, the Board shall assign each director then in office to one of the three classes and, following such assignment,~~ after their election. Commencing with the election of directors at the annual meeting of stockholders to be held in 2027, all directors shall ~~serve~~be elected for a one-year term ~~of office applicable to such class. The~~expiring at the next annual meeting of stockholders, and commencing with the election of directors at the annual meeting of stockholders to be held in 2029, the classification of the Board of Directors shall terminate. Subject to the rights, if any, of the holders of any series of Preferred Stock, the holders of a majority of shares then entitled to vote at an election of directors may remove any director elected in accordance with ~~the preceding two sentences, but~~this section, provided that until the election of directors at the annual meeting of stockholders to be held in 2029, such removal may be only for cause.

Section 5.02 Management of Business. The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation and for the purpose of creating, defining, limiting and regulating the powers of the Corporation and its directors and stockholders:

(a) Except as may otherwise be provided in a Preferred Stock Certificate of Designation with respect to vacancies or newly created directorships in respect of directors, if any, elected by the holders of one or more series of Preferred Stock, vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause and newly created directorships resulting from any increase in the authorized number of directors shall only be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

(b) Advance notice of nominations for the election of directors shall be given in the manner and to the extent provided in the By-Laws of the Corporation.

(c) The election of directors may be conducted in any manner approved by the Board of Directors at the time when the election is held and need not be by written ballot.

(d) The Board of Directors shall have the power without the assent or vote of the stockholders to adopt, amend, alter or repeal the By-Laws of the Corporation. The stockholders of the Corporation may adopt, amend, alter or repeal any provision of the By-Laws but only upon the affirmative vote of the holders of a majority of the combined voting power of the then outstanding stock of the Corporation entitled to vote thereon.

(e) There shall be no limitation on the qualification of any person to be elected as or to be a director of the Corporation or on the ability of any director to vote on any matter brought before the Board of Directors or any committee thereof, except (i) as required by applicable law, (ii) as set forth in this Amended and Restated Certificate of Incorporation (including any Preferred Stock Certificate of Designation) or (iii) as set forth in any By-Law adopted by the Board of Directors with respect to eligibility for election as a director upon reaching a specified age or, in the case of employee directors, with respect to the qualification for continuing service of directors upon ceasing employment with the Corporation.

ARTICLE VI.

LIABILITY OF DIRECTORS AND INDEMNIFICATION

Section 6.01 General. No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, except to the extent that such exemption from liability or limitation thereof is not permitted under the DGCL.

Section 6.02 Indemnification. The Corporation shall indemnify and advance expenses to each present and former director, and any person who has agreed to become a director, of the Corporation to the fullest extent permitted by the applicable provisions of the DGCL, as now in effect or hereafter amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification or advancement rights than such law permitted the Corporation to provide prior to such amendment), for any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, brought by reason of the fact that such person is or was or has agreed to become a director of the Corporation, whether (in the case of a present or former director) the basis of such proceeding is alleged action in an official capacity as a director or in any other capacity while serving as a director, provided that the Corporation shall not be obligated to indemnify or advance expenses to such person in respect of an action, suit or proceeding (or part thereof) instituted by such person, unless such action, suit or proceeding (or part thereof) (a) has been authorized by the Board of Directors or (b) is brought by such person to recover indemnification or an advancement of expenses pursuant to this Article VI and such person is successful in whole or in part in such action, suit or proceeding. The rights provided by this Article VI, Section 2 shall not limit or exclude any rights, indemnities or limitations of liability to which any director of the Corporation may be entitled, whether as a matter of law, under the By-Laws of the Corporation, by agreement, vote of the stockholders or disinterested directors of the Corporation, or otherwise.

Section 6.03 Repeal or Modification. Any repeal or modification of this Article VI shall not adversely affect any right or protection of a director of the Corporation existing in respect of any act or omission occurring prior to the time of such repeal or modification. If the DGCL is amended after the filing of this Amended and Restated Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

ARTICLE VII.

NO STOCKHOLDER ACTION BY WRITTEN CONSENT; SPECIAL MEETINGS

Section 7.01 Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders of the Corporation, and the ability of the stockholders to consent in writing to the taking of any action is specifically denied.

~~A~~Except as otherwise required by law and subject to any rights granted to holders of shares of any series of Preferred Stock then outstanding, a special meeting of the stockholders of the Corporation may be called only (i) by or at the direction of the Board of Directors~~, and any right~~ or (ii) by the stockholders of the Corporation pursuant to the procedures as set forth in the By-Laws of the Corporation. Subject to the immediately preceding sentence, special meetings of the stockholders of the Corporation ~~to call a special meeting of the stockholders is specifically denied~~may be called for any purpose or purposes as set forth in the By-Laws of the Corporation.

ARTICLE VIII.

AMENDMENT

Section 8.01 The Corporation reserves the right to amend or repeal any provision contained in this Amended and Restated Certificate of Incorporation in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights herein conferred upon stockholders or directors (in the present form of this Amended and Restated Certificate of Incorporation or as hereinafter amended) are granted subject to this reservation.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation ~~which restates and integrates and further amends the provisions of the Certificate of Incorporation of this Corporation, and which has been duly adopted in accordance with Sections 242 and 245 of the DGCL~~ has been executed by its duly authorized officer this ~~10th~~ __ day of ~~March 2008,~~__, 2026.

GRAPHIC PACKAGING HOLDING COMPANY

By:
Name:
Title:

Appendix B

DECLASSIFICATION BY-LAWS AMENDMENT

By-Laws (in relevant part)

Section 2.03 of Article II

~~Classified~~ Board of Directors; Election of Directors. Subject to the rights, if any, of the holders of any series of Preferred Stock to elect directors pursuant to the provisions of a Preferred Stock Certificate of Designation (which directors shall not be classified pursuant to this sentence (unless so provided in the Preferred Stock Certificate of Designation)), until the election of directors at the annual meeting of stockholders to be held in 2029, the directors ~~of the Corporation~~ shall be classified, with respect to the time for which they severally hold office, into three classes, designated Class I, Class II, and Class III, as nearly equal in number as ~~possible: one class (“Class I”), the initial term of which shall expire at the first annual meeting of stockholders following the time of effectiveness of the Restated Certificate of Incorporation (the “Effective Time”); a second class (“Class II”), the initial term of which shall expire at the second annual meeting of stockholders following the Effective Time; and a third class (“Class III”), the initial term of which shall expire at the third annual meeting of stockholders following the Effective Time, with the directors in each class remaining in office following the expiration of their term until successors are elected and qualified. At each annual meeting of stockholders of the Corporation, the successors of the members of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the~~may be possible, Class I being the class elected at the annual meeting of stockholders held in 2026 for a term expiring at the annual meeting of stockholders in 2029, Class II being the class elected at the annual meeting of stockholders in 2024 for a term expiring at the annual meeting of stockholders to be held in 2027, and Class III being the class elected at the annual meeting of stockholders in 2025 for a term expiring at the annual meeting of stockholders to be held in 2028, with each class to hold office until its successor is duly elected and qualified. Commencing with the election of directors at the annual meeting of stockholders to be held in 2029, all directors shall be elected for a one-year term expiring at the next annual meeting of stockholders and the classification of the Board of Directors shall terminate. Until the annual meeting of stockholders to be held in 2027, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders~~, and following the expiration of such term, shall remain in office until their successors are elected and qualified. The~~ after their election. Commencing with the election of directors at the annual meeting of stockholders to be held in 2027, all directors shall be elected for a one-year term expiring at the next annual meeting of stockholders, and commencing with the election of directors at the annual meeting of stockholders to be held in 2029, the classification of the Board of Directors shall terminate. Subject to the rights, if any, of the holders of any series of Preferred Stock, the holders of a majority of shares then entitled to vote at an election of directors may remove any director elected in accordance with ~~the preceding two sentences, but~~this section, provided that until the election of directors at the annual meeting of stockholders to be held in 2029, such removal may be only for cause.

SPECIAL MEETING BY-LAWS AMENDMENT

By-Laws (in relevant part)

Section 1.02 of Article I

Special Meetings.

(a) Except as otherwise required by law, and subject to the rights of the holders of any series of Preferred Stock, a~~A~~ special meeting of the stockholders of the Corporation may be called only (i) by or at the direction of the Board of Directors~~. Such special meetings of the~~ or (ii) by the stockholders of the Corporation following receipt by the Secretary of the Corporation of a written request for a special meeting (a “Special Meeting Request”) from one or more record holders, or beneficial owners, if any

(“Requesting Stockholders”), of shares representing at least 25% of the outstanding common stock of the Corporation (the “Requisite Percentage”) if such Special Meeting Request complies with the requirements set forth in this Section 1.02. The Board of Directors shall determine whether all such requirements have been satisfied, and such determination shall be binding on the Corporation and its stockholders. If a Special Meeting Request complies with this Section 1.02, the Board of Directors shall promptly call the special meeting requested in such Special Meeting Request, and such special meeting of the stockholders shall be held at such place, within or without the State of Delaware, or, within the sole discretion of the Board of Directors, by means of remote communication, as shall be specified in the respective notices or waivers of notice thereof~~. Any right of the stockholders of the Corporation to call a special meeting of the stockholders is specifically denied.~~; provided, however, that the Board of Directors may (in lieu of calling the special meeting requested in such Special Meeting Request) present an identical or substantially similar item (a “Similar Item”), other than the election of directors, for stockholder approval at any other meeting of stockholders that is held not less than one hundred twenty (120) days after the Secretary receives such Special Meeting Request. For purposes of this Section 1.02, the nomination, election or removal of directors shall be deemed to be a Similar Item with respect to all actions involving the nomination, election or removal of directors, relating to a change in the size of the Board of Directors or the filling of vacancies and/or newly created directorships resulting from any increase in the authorized number of directors.

(b) At any special meeting of the stockholders, only such business shall be conducted or considered as shall have been properly brought before the meeting pursuant to the Corporation’s notice of meeting. To be properly brought before a special meeting, proposals of business must be (i) specified in the Corporation’s notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the special meeting by or at the direction of the Board of Directors, or (iii) otherwise properly requested to be brought before the special meeting by the Requesting Stockholders in accordance with these By-Laws; provided, however, that with regard to this clause (iii), the Board of Directors may submit its own proposal(s) for consideration at such special meeting.

For proposals of business to be properly requested pursuant to Section 1.02(a)(ii) to be brought before a special meeting, the request or requests (i) must be delivered in accordance with Section 1.02(a)(ii) by one or more Requisite Stockholders who (A) at the time each Special Meeting Request is delivered, own or are acting on behalf of persons who own, the Requisite Percentage; (B) shall not revoke such Special Meeting Request prior to the date of the time of the special meeting; and (C) shall continue to own not less than the Requisite Percentage through the date of the special meeting; and (ii) must provide a statement of the specific purpose or purposes of the special meeting, the matter(s) proposed to be acted on at the special meeting, the reasons for conducting such business at the special meeting and any material interests in such business of each Requesting Stockholder; (iii) must contain such information and representations required by these By-Laws as though each such Requesting Stockholder is intending to nominate a candidate for director or propose other business to be brought before an annual meeting of stockholders pursuant to Section 1.10(a)(ii)(A)-(C); and (iv) must contain (A) an agreement by the Requesting Stockholder to notify the Corporation promptly in the event of any disposition of shares of common stock of the Corporation owned by the Requesting Stockholder following the date of the Special Meeting Request and (B) an acknowledgement that any such disposition prior to the date of the special meeting shall be deemed to be a revocation of such Special Meeting Request with respect to such disposed shares and that such shares will no longer be included in determining whether the Requisite Percentage has been satisfied.

In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more persons to the Board of Directors, any stockholder may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, provided that the stockholder gives timely notice thereof, which notice must comply with the requirements of the Amended and Restated Certificate of Incorporation and Article I, Section 1.10(b) hereof, and timely updates and supplements thereof, in writing, to the Secretary.

(c) Without qualification or limitation, for any business to be properly requested to be brought before a special meeting by the Requesting Stockholders pursuant to this Section 1.02, the Requesting Stockholders must have given timely delivery of the Special Meeting Request, which Special Meeting Request must comply with the requirements of Article I, Section 1.10(b) hereof, and timely updates and supplements thereof, in writing to the Secretary, and such business must otherwise be a proper matter for stockholder action under applicable law. A Special Meeting Request must be delivered by hand, by registered U.S. mail, or by courier service to the attention of the Secretary of the Corporation at the principal executive offices of the Corporation and shall only be valid if it is signed and dated by each of the Requesting Stockholders. Notwithstanding anything to the contrary contained in these By-Laws, a Special Meeting Request shall not be valid if (1) the Special Meeting Request relates to an item of business that is not a proper subject for stockholder action under applicable law, (2) a Similar Item was presented at any meeting of stockholders held within one hundred twenty (120) days prior to receipt by the Corporation of such Special Meeting Request, (3) a Similar Item is included in the Corporation’s notice as an item of business to be brought before a stockholder meeting that has been called but not yet held, or (4) the Special Meeting Request is received by the Corporation during the period commencing ninety (90) days prior to the first anniversary of the preceding year’s annual meeting and ending on the date of that year’s annual meeting of stockholders.

In addition, to be considered timely, a Special Meeting Request shall further be updated and supplemented, if necessary, so that the information provided or required to be provided in such Special Meeting Request shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to the Secretary at the principal executive offices of the Corporation by the later of five (5) business days after the record date for the meeting or the deadline for the delivery of the Special Meeting Request, in the case of the update and supplement required to be made as of the record date, and not later than eight (8) business days prior to the date for the meeting, any adjournment or postponement thereof in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof. Any notice of a nomination given pursuant to the Amended and Restated Certificate of Incorporation shall include a representation that the stockholder will properly notify the Corporation in writing of any subsequent change in the information provided or required to be provided.

In determining whether a request for a special meeting of stockholders has been properly made in accordance with Section 1.02(a)(ii), multiple Special Meeting Requests delivered to the Secretary of the Corporation will be considered together only if (i) each Special Meeting Request identifies substantially the same purpose or purposes of the special meeting and substantially the same matter(s) proposed to be acted on at such meeting (which, if such purpose is the removal of directors, will mean that the exact same person or persons are proposed for removal in each relevant Special Meeting Request), and in each case, as determined by the Board of Directors in accordance with the directors’ fiduciary duties, and (ii) such Special Meeting Request has been delivered to, and received by, the Secretary of the Corporation no later than the close of business on the tenth day following the earliest dated Special Meeting Request (whether or not such earliest Special Meeting Request is later revoked). The Requesting Stockholders may revoke a Special Meeting Request by written revocation delivered to the Corporation at any time prior to the special meeting; provided, however, that the Board of Directors shall have the discretion to determine whether or not to proceed with the special meeting.

Notwithstanding the foregoing provisions of this Section 1.02, if none of the Requesting Stockholders who submitted a Special Meeting Request appear or send a Qualified Representative to present the proposal(s) submitted by the Requesting Stockholders for consideration at the special meeting or if there are requests from Requesting Stockholders holding in the aggregate less than the Requisite Percentage, or if any of the Requesting Stockholders fails to timely provide any information required to be provided to update a Special Meeting Request, the Corporation need not present such proposal(s) for a vote at such meeting, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

By-Laws (in relevant part)

Section 1.10 of Article I

(a) Annual Meetings of Stockholders.

(i) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (A) pursuant to the Corporation’s notice of the meeting (or any supplement thereto), (B) by or at the direction of the Board of Directors or the Chairman of the Board, or (C) by any stockholder of the Corporation who is entitled to vote at the meeting, who complies with the notice procedures set forth in clauses (ii) and (iii) of this paragraph and who was a stockholder of record at the time such notice is delivered to the Secretary of the Corporation.

(ii) For nominations or other business to be properly brought before an annual meeting by a stockholder, pursuant to clause (C) of paragraph (a)(i) of this Section 1.10, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not fewer than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the preceding year’s annual meeting; provided that if the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than seventy (70) days from such anniversary date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than one hundred twenty (120) days prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall the adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth (A) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor provisions, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting (including the text of any resolution proposed for consideration), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and of any beneficial owner on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and any beneficial owner on whose behalf the nomination or proposal is made (1) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (2) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, (3) a representation that the stockholder is holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (4) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (b) otherwise to solicit proxies from stockholders in support of such proposal or nomination. The foregoing notice requirements shall be deemed satisfied by a stockholder if the stockholder has notified the Corporation of his or her intention to present a proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) promulgated under the Exchange Act and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

(iii) Notwithstanding anything in the second sentence of paragraph (a)(ii) of this Section 1.10 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice under this paragraph shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

(b) Special Meetings of Stockholders. Only such business as shall have been brought before the special meeting of the stockholders pursuant to the Corporation’s notice of meeting pursuant to Section 1.03 of these By-Laws and by a stockholder who complies with the notice procedures set forth in paragraph (a)(ii)(A)-(C) of this Section 1.10 shall be conducted at such meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (1) by or at the direction of the Board of Directors or (2) by any stockholder of the Corporation who is entitled to vote at the meeting, who complies with the notice procedures set forth in this Section 1.10 and who is a stockholder of record or beneficial owner at the time such notice is delivered to the Secretary of the Corporation. Nominations by stockholders of persons for election to the Board of Directors may be made at such special meeting of stockholders if the stockholder’s notice as required by paragraph (a)(ii) of this Section 1.10 shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not earlier than the one hundred and twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(c) General.

Only persons who are nominated in accordance with the procedures set forth in this Section 1.10 shall be eligible to be elected as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 1.10. Except as otherwise provided by law, the Amended and Restated Certificate of Incorporation or these By-Laws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed in accordance with the procedures set forth in this Section 1.10 and, if any proposed nomination or business is not made or proposed in compliance with this Section 1.10 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder’s nominee or proposal in compliance with such stockholder’s representation as required by clause (a)(ii)(C)(4) of this Section 1.10), to declare that such defective proposal or nomination shall be disregarded. Notwithstanding the foregoing provision of this Section 1.10, if the stockholder (or a ~~qualified representative~~Qualified Representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or business, such proposed nomination or business shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For the purposes of these By-Laws, to be considered a “Qualified Representative” of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

For purposes of this Section 1.10, the term “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to ~~section~~Sections 13, 14, or 15(d) of the Exchange Act.

Notwithstanding the foregoing provisions of this Section 1.10, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 1.10. Nothing in this Section 1.10 shall be deemed to affect any rights (A) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act, or (B) of the holders of any series of Preferred Stock, if any, to elect directors if so provided under any applicable Preferred Stock Certificate of Designation (as defined in the Amended and Restated Certificate of Incorporation).

SCAN TO VIEW MATERIALS & VOTE GRAPHIC PACKAGING HOLDING COMPANY 1500 RIVEREDGE PARKWAY ATLANTA, GA 30328 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 10, 2026 for shares held directly and by 11:59 p.m. Eastern Time on June 8, 2026 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/GPK2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 10, 2026 for shares held directly and by 11:59 p.m. Eastern Time on June 8, 2026 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V94584-P51262-Z92603 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY GRAPHIC PACKAGING HOLDING COMPANY The Board of Directors recommends you vote FOR the following: FOR All Withhold All FORAll Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 1.Election of Directors!!! Nominees: 01)Andrew P. Callahan 02)Jeffrey M. Stafeil 03)Larry M. Venturelli The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5, and recommends a vote AGAINST proposal 6. For Against Abstain 2.Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.!! 3.Advisory vote on executive compensation (Say-on-Pay).!! 4.Amendment to Certificate of Incorporation to Declassify our Board.!! 5.Amendment to Certificate of Incorporation to Enable One or more Stockholders as a Group Holding 25% of the Company’s Common Stock to Call a Special Meeting of Stockholders. 6. Stockholder Proposal - Give Shareholders the Ability to call for a Special Shareholder Meeting.!! NOTE: The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is given, this proxy will be voted FOR all nominees in item 1, FOR the proposals in items 2, 3, 4 and 5 and AGAINST the proposal in item 6. If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion. Yes No Please indicate if you plan to attend this meeting!! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. !!!! Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Annual Report (including Form 10-K) are available at www.proxyvote.com. V94585-P51262-Z92603 GRAPHIC PACKAGING HOLDING COMPANY This proxy is solicited by the Board of Directors Annual Meeting of Stockholders on June 11, 2026 1500 Riveredge Parkway, Atlanta, Georgia 30328 The undersigned stockholder(s) hereby appoint(s) Philip R. Martens and Robbert E. Rietbroek, or either of them, as proxies, each with the power to appoint a substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of GRAPHIC PACKAGING HOLDING COMPANY that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/GPK2026 at 11:00 a.m., Eastern Time on June 11, 2026 and any adjournment or postponement thereof. If such undersigned stockholder(s) hold(s) shares of GRAPHIC PACKAGING HOLDING COMPANY in a 401(k) Plan, such stockholder(s) hereby authorize(s) and direct(s) the trustee of such 401(k) Plan to vote all shares in the undersigned stockholder(s) account under the 401(k) Plan in the manner indicated on the reverse side of this proxy at the Annual Meeting and at any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR APPROVAL OF THE PROPOSALS SET FORTH IN ITEMS 2, 3, 4 AND 5, AND AGAINST THE PROPOSAL SET FORTH IN ITEM 6. IF SHARES ARE HELD IN A 401(K) PLAN AND NO DIRECTIONS ARE GIVEN, THE TRUSTEE WILL NOT VOTE THE SHARES CREDITED TO THE ACCOUNT. PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY USING THE ENCLOSED REPLY ENVELOPE